                             THE ROOKERY BUILDING-TM-

                            209 SOUTH LASALLE STREET

                             CHICAGO, ILLINOIS 60604

                                   LEASE WITH:

                         PEAK 6 CAPITAL MANAGEMENT LLC,

                      AN ILLINOIS LIMITED LIABILITY COMPANY

                                     INDEX


                                                                           Page
                                                                           ----
1.   DEFINITIONS.............................................................1

2.   PREMISES................................................................6

3.   TERM....................................................................6

4.   MONTHLY BASE RENT.......................................................6

5.   ADDITIONAL RENT.........................................................7

6.   SERVICES................................................................8

7.   CONDITION OF PREMISES / HISTORICAL LANDMARK STATUS.....................11

8.   FAILURE TO GIVE POSSESSION.............................................12

9.   USE OF THE PREMISES....................................................12

10.  CARE AND MAINTENANCE...................................................15

11.  ALTERATIONS............................................................15

12.  ACCESS TO PREMISES.....................................................17

13.  UNTENANTABILITY........................................................17

14.  INSURANCE..............................................................18

15.  SUBROGATION............................................................20

16.  EMINENT DOMAIN.........................................................20

17.  ASSIGNMENT - SUBLETTING................................................21

18.  WAIVER OF CLAIMS AND INDEMNITY; LIMITATIONS ON LIABILITY...............24

19.  SUBORDINATION; ESTOPPEL CERTIFICATES; ATTORNMENT.......................24

20.  CERTAIN RIGHTS RESERVED BY LANDLORD....................................26

21.  HOLDING OVER...........................................................27

22.  DEFAULT................................................................27

23.  FEES AND EXPENSES OF LANDLORD'S REMEDIES; DISPUTE
     RESOLUTION; ATTORNEYS' LITIGATION......................................28

24.  SURRENDER OF POSSESSION................................................31

25.  NOTICES................................................................32

26.  INTENTIONALLY DELETED..................................................32

27.  SECURITY DEPOSIT.......................................................32

28.  MISCELLANEOUS..........................................................34

29.  SCHEDULE OF EXHIBITS...................................................37

30.  OPTION TO EXTEND.......................................................37


                                      -i-
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                                     INDEX
                                  (continued)

31.  MARKET RENTAL RATE.....................................................39

32.  RIGHT OF FIRST OFFER...................................................39

33.  EXECUTION..............................................................42

                             OFFICE LEASE AGREEMENT

     THIS OFFICE Lease Agreement is made an entered as of this _____, day of September, 1999 ("Execution Date") by and between LaSalle Bank National Association, formerly LaSalle National Bank, successor to LaSalle National Trust N.A. as trustee under trust no. 113979 and not personally ("Landlord") and Peak 6 Capital Management, LLC., an Illinois limited liability company ("Tenant").

     1. DEFINITIONS. As used in this Lease the following terms shall have the following meanings:

     (a) "Additional Rent" shall mean all amounts due Landlord pursuant to this Lease other than Monthly Base Rent but expressly including Adjustments.

     (b) "Additions" shall have the meaning ascribed to it in Section II of the Lease.

     (c) "Adjustment Notice" shall mean a written notice prepared by Landlord which shall set forth the Estimated Expense Adjustment and / or Estimated Tax Adjustment for a particular Adjustment Year.

     (d) "Adjustment Year" shall mean each calendar year or part thereof during the Term.

     (e) "Adjustments" shall mean collectively, the Expense Adjustment and Tax Adjustment.

     (f) "Agent for Service of Process" shall mean and refer to any registered agent of Tenant, any partner, officer or director of Tenant, or Tenant located at the Premises.

     (g) "Ancillary Documents" shall have the meaning ascribed to it in Section 28(q) of this Lease.

     (h) "Area of Premises" shall mean 5,869 rentable square feet.

     (i) "Building" shall mean the building commonly known as The Rookery Building, 209 South LaSalle Street, Chicago, Illinois 60604 together with the land parcel on which it is constructed and all appurtenances thereto.

     (j) "CPA" shall mean Landlord's independent certified public accountant or firm of certified public accountants.

     (k) "Commencement Date" shall mean shall mean either January 1, 2000 ("COMPLETION DATE") or the date on which Tenant achieves substantial completion of Tenant's Work (as defined and provided for in the Workletter), whichever is the first to occur; provided that if Landlord falls to make the Premises available to Tenant to take possession thereof on or before the thirtieth (30th) day after the Execution Date (the "Delivery Date"), the Completion Date shall be extended for one day for each day after the Delivery Date that the Premises are not made available to Tenant to take possession.

     (l) "Default" shall mean those events of default described in Section 22 hereof.

     (m) "Estimated Expense Adjustment" shall mean an amount reasonably estimated by Landlord from time to time prior to or during any Adjustment Year to be sufficient to satisfy payment by Tenant of the Expense Adjustment for a particular Adjustment Year.

     (n) "Estimated Tax Adjustment" shall mean an amount reasonably estimated by Landlord from time to time prior to or during any Adjustment Year to be sufficient to satisfy payment by Tenant of the Tax Adjustment for a particular Adjustment Year.

     (o) "Expense Adjustment" shall mean an amount equal to Tenant's Share of Operating Expenses for the Adjustment Year.

     (p) "Expiration Date" shall mean the last day of the Fifth Lease Year unless sooner terminated or extended in accordance with the terms hereof.

     (q) "Final Expense Adjustment Statement" shall mean a statement prepared by Landlord showing (i) the calculation of the Expense Adjustment for the Adjustment Year, (ii) the aggregate amount of the Estimated Expense Adjustment previously paid by Tenant for the Adjustment Year, and (iii) the amount, if any, by which the aggregate amount of the installments. of Estimated Expense Adjustment paid by Tenant with respect to the Adjustment Year exceeds or is less than the Expense Adjustment for such Adjustment Year.

     (r) "FNBC" shall mean the First National Bank of Chicago.

     (s) "Landlord" shall mean the party hereinabove so identified and any person or entity succeeding to the interest of Landlord under this Lease.

     (t) "Landlord's Management Agent" and address shall mean Clarion Realty Services, 209 South LaSalle Street, Chicago, Illinois, 60604, or such other person or entity from time to time designated by Landlord to act as its agent in the management of the Building. For purposes of Tenant's insurance and indemnification obligations hereunder, the definition of Landlord's Management Agent shall be deemed to include Clarion Partners.

     (u) "Leasing Broker" and address shall mean The Buck Management Group Incorporated, 233 S. Wacker Drive, Suite 500, South LaSalle Street, Chicago, Illinois, 60606, or such other person or entity from time to time designated by Landlord to act as its agent in the leasing of the Building.

     (v) "Monthly Base Rent" shall mean the following amounts, plus adjustments for Taxes and Operating Expenses as hereinafter described, to be paid by Tenant at the times and in the manner set forth in Section 4 hereof:

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

        PERIOD                              INITIAL MONTHLY BASE RENT
     -----------                            -------------------------
     Lease Year 1                                 7,825.33
     Lease Year 2                                 8,060.09
     Lease Year 3                                 8,299.74
     Lease Year 4                                 8,549.18
     Lease Year 5                                 8,808.39

     (w) "Operating Expenses" shall mean and include all amounts, expenses and costs of whatever nature that Landlord incurs because of or in connection with the operation, repair, management or maintenance of the Property. If at any time the Building is not 95% occupied or Landlord is not supplying services to 95% of the rentable areas of the Building during an entire calendar year, then Landlord may adjust the variable portion of the actual Operating Expenses to Landlord's estimate of that amount which would have been paid or incurred by the Landlord as Operating Expenses had the Building been 95% occupied or serviced, and the Operating Expenses as so adjusted shall be deemed to be the actual Operating Expenses for such calendar year. In no event shall Landlord collect greater than 100% of the actual Operating Expenses by virtue of the operation of this paragraph. If during any Adjustment Year Landlord's Operating Expenses are reduced by reason of any other tenant of the Building performing any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) in lieu of the performance thereof by Landlord, then Operating Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred during such Adjustment Year by Landlord if it had, at its cost, furnished such work or service to such tenant (it being understood and agreed by the parties that but for such deemed increase, Tenant's Share of the reduced Operating Expenses would understate the share actually attributable to Tenant). Operating Expenses shall not include financing expenditures, the cost of capital investment items
(except as provided below in Subsection 1 (w) (8)), specific costs for special items or services billed to and paid by specific tenants of the Building, leasing commissions, ground rental payments, expenses for which Landlord is reimbursed from insurance proceeds to the extent of such reimbursement, depreciation, interest and principal payments on mortgages and other debt costs, and those items set forth in Exhibit C attached hereto and made a part hereof. Operating Expenses shall be determined on an accrual basis in accordance with generally accepted accounting principles consistently applied and shall include, but shall not be limited to, the following:

          (1) Wages, salaries, fees, related taxes, insurance costs, benefits (including amounts payable under, medical, pension and welfare plans and any amounts payable under collective bargaining agreements) and reimbursement of expenses of and relating to all on site personnel directly engaged in operating, repairing, managing, replacing and maintaining the Property; provided, however, that no salaries or allocation of salaries of any employees who do not report to or who are not subordinate to the general manager shall be included in Operating Expenses.

          (2) All supplies and materials used in operating, repairing, and maintaining the Property.

          (3) Reasonable legal fees (which shall not include legal fees associated with the collection of rent, leasing or defaults in leases of other tenants) and accounting fees relating to management and operation of the Property;

          (4) Cost of all utilities for the Building, including, without limitation, water, power, fuel, heating, lighting common areas, air conditioning and ventilating;

          (5) Fees and other charges payable under or in respect of all maintenance, repair, janitorial, scavenger, security and other service or equipment rental agreements for or pertaining to the Property;

          (6) Cost of all insurance relating to the Building, its occupancy, operations and the Property;

          (7) Cost of repairs and maintenance of the Property, excluding only such costs which are paid by the proceeds of insurance, by Tenant or by other third parties (other than payment by Tenant or other tenants of the Building of Expense Adjustment);

          (8) Amortization, at a market rate of interest, of the cost of installation of capital investment items that do reduce operating costs [which expenditures shall not exceed savings], effective on or after the Commencement Date. All such costs shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined in accordance with sound management accounting principles;

          (9) Management fees and reimbursed expenses of Landlord's Management Agent consistent with the type of expenses allowed herein;

          (10) Operation and maintenance of a concierge service and a room for delivery and distribution of mail to tenants of the Building and for tenants' outgoing mail (including, without limitation, an amount equal to the fair rental value of the mail room premises); and

          (11) Fees payable to tax consultants and attorneys for consultation, administration of, and/or contesting of taxes, to the extent not included as part of Taxes.

     (x) "Premises" shall mean the space on the 2nd floor of the Building as shown on the floor plan attached hereto as Exhibit A.

     (y) "Prior Communications" shall have the meaning ascribed to it in Section 28 (q) of this Lease.

     (z) "Property" shall mean the Building, all related improvements thereto or thereon and all machinery, equipment, fixtures and other facilities, including personal property, as may now or thereafter exist in or on the Building.

     (aa) "Rent" shall mean all amounts due Landlord from Tenant pursuant to this Lease, including but not limited to Monthly Base Rent and Adjustments.

     (bb) "Security Deposit" shall mean either a cash deposit or a letter of credit in the amount of $44,076 in accordance with the requirements of Section 27.

     (cc) "Tax Adjustment" shall mean an amount equal to Tenant's Share of Taxes for the calendar year in which the Adjustment Year falls.

     (dd) "Tax Adjustment Statement" shall mean a statement prepared by Landlord showing (i) the calculation (or recalculation) of the Tax Adjustment for the Adjustment Year, (ii) the aggregate amount of the Estimated Tax Adjustment (and Tax Adjustment) previously paid by Tenant for the Adjustment Year, and (iii) the amount, if any, by which the aggregate amount of the installments of Estimated Tax Adjustment paid by Tenant with respect to such Adjustment Year exceeds or is less than the Tax Adjustment for such Adjustment Year. Upon written request by Tenant, Landlord shall promptly deliver to Tenant a copy of the actual tax bill used with respect to a Tax Adjustment Statement.

     (ee) "Taxes" shall mean and include all federal, state and local government taxes, assessments and charges of any kind or nature, whether general, special, ordinary or extraordinary, paid by Landlord during a calendar year with respect to the ownership, management, operation, maintenance, repair or leasing of the Property; provided, real estate taxes and special assessments (except as provided below) shall be included in Taxes for a calendar year only to the extent such taxes and assessments are paid during such calendar year, regardless of when assessed. Taxes shall include, without limitation, real estate and transit district taxes and assessments, sewer charges, sales and use taxes, ad valorem taxes, personal property taxes, the Illinois Property Replacement Tax and all taxes, assessments and charges in lieu of, or substituted for, any or all of the foregoing taxes, assessments and charges. Notwithstanding any provision of this Section 1 (ee) to the contrary, Taxes shall not include any federal, state or local government income, franchise and capital stock and taxes assessed in lieu of or as a substitute for any of the taxes, assessments and charges previously described in this Section 1 (ee). Taxes shall include, but not be limited to, the amount of all reasonable fees, costs and expenses (including, without limitation, attorneys' fees and court costs ) paid or incurred by Landlord each calendar year in reasonably seeking or obtaining any refund or reduction of Taxes or for contesting or protesting any imposition of Taxes (which net refund or reduction of Taxes shall be used pro rata to reduce the taxes paid by Tenant as provided for herein), whether or not successful and whether or not attributable to Taxes assessed, paid or incurred in such calendar year. If any special assessment payable in installments is levied against all or any part of the Property, then Taxes for the calendar year in which such assessment is levied and for each calendar year thereafter shall include only the amount of any installments of such assessment plus interest thereon payable during such calendar year (without regard to any right to pay, or payment of, such assessment in a single payment).

     (ff) "Tenant" shall mean the party hereinabove so identified and any person or entity succeeding to the interest of Tenant as permitted under this Lease.

     (gg) "Tenant's Address" shall mean 209 South LaSalle Street, Chicago, Illinois 60604 or such other address designated by Tenant from time to time.

     (hh) "Tenant's Share" shall mean 2.08%.

     (ii) "Term" shall mean the period from the Commencement Date to midnight of the Expiration Date.

     (jj) "Updated Adjustment Notice" shall mean a written notice prepared by Landlord no more than twice a year adjusting and increasing the Estimated Expense Adjustment and Estimated Tax Adjustment based upon Landlord's determination, made in its sole and absolute discretion, that Taxes and Operating Expenses for the Adjustment Year have increased or will increase.

     (kk) "Work Letter" shall mean those terms and conditions relating to the construction of the improvements to the Premises as more fully set forth on Exhibit B attached hereto.

     2. PREMISES. Landlord hereby leases to Tenant, and Tenant accepts from Landlord the Premises for the Term, subject to the terms and agreements contained in this Lease.

     3. TERM. The initial Term shall be for a period of five (5) Lease Years (as hereinafter defined) commencing on the Commencement Date and ending on the date (the "Expiration Date") that is the last day of the fifth Lease Year, unless sooner terminated or extended as provided herein. As used herein, the term "Lease Year" shall mean each period of twelve (12) consecutive months included within the Term. The First Lease Year shall commence on the Commencement Date if the Commencement Date is the first day of the calendar month. Otherwise, the first Lease Year shall commence on the first day of the first calendar month following the month in which the Commencement Date occurs. Each subsequent Lease Year shall commence on the anniversary of the first Lease Year.

     4. MONTHLY BASE RENT. Tenant will pay Monthly Base Rent in accordance with the schedule set forth in Section 1 (v) hereof and Rent shall be paid to Landlord's Management Agent at the address set forth in Subsection 1 (t), or to such other person or at such other place as Landlord may direct in writing. Monthly Base Rent shall be paid monthly in advance on or before the first day of each month of the Term. The adjustment to Monthly Base Rent as described in
Section 1(v) hereof will be automatically effective upon the date described therein without notice or demand from Landlord. If the Term commences other than on the first day of a month or ends other than on the last day of a month, Monthly Base Rent for such month will be prorated, and the prorated rent for the portion of the month in which the Term commences will be paid on the first day of the first full calendar month of the Term. Rent shall be paid promptly when due, without notice or demand and without deduction, diminution, abatement, counter claim or set-off of any amount for any reason whatsoever, except as may be otherwise expressly set forth in this Lease. Tenant's agreement to pay Rent is a covenant independent from any other covenant of this Lease. Unpaid Rent will bear interest at the rate set forth in Subsection 28 (f) from the date due until paid. If any payment of Rent is not made within ten (10) days of the date due, Landlord may charge the late charge described in Subsection 28 (f).

     5. ADDITIONAL RENT. In addition to the Monthly Base Rent, Tenant will pay the Additional Rent described in this Section 5.

     5.01 EXPENSE AND TAX ADJUSTMENT

     (a) In addition to Monthly Base Rent, Tenant shall pay with respect to each Adjustment Year the Expense Adjustment and the Tax Adjustment. As to any Adjustment Year which does not begin on January 1 or does not end on December 31, Expense Adjustment and Tax Adjustment with respect to such Adjustment Year shall be prorated on a per diem basis.

     (b) Expense Adjustment and Tax Adjustment with respect to each Adjustment Year shall be paid in monthly installments in advance on the first day of each calendar month during such Adjustment Year in the amounts of the Estimated Expense Adjustment and Estimated Tax Adjustment, respectively, as communicated to Tenant by an Adjustment Notice. If Landlord does not deliver notice prior to the commencement of any Adjustment Year, Tenant shall continue to pay Estimated Expense Adjustment and Estimated Tax Adjustment as provided in the most recently received Adjustment Notice (or Updated) until the Adjustment Notice for such Adjustment Year is delivered to Tenant. Landlord may at any time and from time to time deliver to Tenant an Updated Adjustment Notice for such Adjustment Year. Monthly payments of Estimated Expense Adjustment and Estimated Tax Adjustment paid subsequent to Tenant's receipt of the Adjustment Notice or Updated Adjustment Notice for any Adjustment Year shall be in the amounts provided in such Adjustment Notice or Updated Adjustment Notice, as the case may be. In addition, Tenant shall pay to Landlord within thirty (30) days after receipt of such Adjustment Notice or Updated Adjustment Notice, the amount, if any, by which the aggregate of the Estimated Expense Adjustment and Estimated Tax Adjustment provided in such Adjustment Notice or Updated Adjustment Notice, as the case may be, with respect to prior months in such Additional Year exceed the aggregate of the Estimated Expense Adjustment and Estimated Tax Adjustment paid by Tenant with respect to such prior months.

     (c) Within ninety (90) days after the end of each Adjustment Year, or as soon thereafter as practicable, Landlord shall send to Tenant the Final Expense Adjustment Statement. Tenant shall pay the amount of any deficiency to Landlord within thirty (30) days after the sending of such statement. At Landlord's option, any excess shall either be credited against payments past or next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder.

     (d) Within sixty (60) days after a final real estate tax bill with respect to the Property is received by Landlord or any other determination of Taxes with respect to an Adjustment Year occurs (whether due to the receipt of a bill, the filing of a return, the settlement or adjudication of disputed Taxes, or otherwise), or as soon thereafter as practicable, Landlord shall send to Tenant the Tax Adjustment Statement. Tenant shall pay the amount of any deficiency to Landlord within thirty (30) days after the sending of such statement. At Landlord's option, any excess shall either be credited against payment past or next due hereunder or refunded by Landlord, provided Tenant is not in default hereunder.

     (e) On reasonable advance notice from Tenant, Landlord shall make available to Tenant within one hundred twenty (120) days following the receipt by Tenant of the Final Expense Adjustment Statement or any Tax Adjustment Statement with respect to each Adjustment Year, Landlord's books and records maintained with respect to the Operating Expenses or Taxes, as applicable, for such Adjustment Year. If Tenant wishes to contest any item within any Final

Expense Adjustment Statement or Tax Adjustment Statement, Tenant shall do so in a written notice received by Landlord within one hundred twenty (120) day following Tenant's receipt of such statement, which notice shall specify in detail the item(s) being contested and the specific grounds therefor. However, the giving of notice shall not relieve Tenant from the obligation to pay any deficiency in such statement in accordance with this Section 5.01. If Tenant timely gives said notice to Landlord, any dispute with respect to any item(s) in such statement, including any calculations therein, shall be submitted to the CPA whose decision shall be binding on the parties. Tenant shall pay on demand all fees of the CPA with respect to any such dispute, unless the amount of the Expense Adjustment or Tax Adjustment, as applicable, as provided in such statement exceeds the amount of Expense Adjustment or Tax Adjustment as finally determined by the CPA by more than 5%. Notwithstanding anything else in this
Section 5.01 to the contrary, if Tenant fails to give such notice within said one hundred twenty (120) day period or fails to pay any deficiency in such statement in accordance with this Section 5.01 whether or not contested, Tenant shall have no further right to contest any item or items in such statement and Tenant shall be deemed to accept such statement.

     6. SERVICES. Landlord throughout the Term of this Lease will furnish services as hereinafter provided:

     (a) Landlord will furnish air-cooling to the Premises for normal business operations, in Landlord's reasonable judgment, consistent with the standards set forth in Exhibit D attached hereto, daily from 6:30 a.m. to 6:30 p.m., on Saturdays 6:30 a.m. to 2:00 p.m., Sundays and Holidays excluded. Excepting that equipment and space plans as approved by Landlord pursuant to the Work Letter, and specifically including any future modification to the Premises or new or modifications to the original equipment approved by Landlord, wherever heat generating machines or equipment are used by Tenant in the Premises which materially increase the temperature otherwise maintained by the air-cooling system Landlord may install supplementary air-conditioning units in the Premises and the expense of such supplementary units, including installation, operation and maintenance, will be paid by Tenant to Landlord as Additional Rent at reasonable rates fixed by Landlord. Landlord will furnish heat to the Premises, as required by law, daily from 6:30 a.m. to 6:30 p.m., on Saturdays from 6:30 a.m. to 1:00 p.m., Sundays and Holidays excluded. If Tenant requests Landlord to supply heat or air conditioning at times other than during such hours, then, upon at least 24 hours advance notice to Landlord, Landlord will supply the necessary heat or air conditioning at rates set by Landlord, which rates are subject to change in Landlord's sole discretion and without notice, but are currently $50.00 per hour.

     (b) Landlord will furnish cold water in common with other tenants for drinking, lavatory, and toilet purposes drawn through fixtures installed by Landlord (or by Tenant with Landlord's written consent), and hot water in common with other tenants for lavatory purposes from regular Building supply. Tenant will pay Landlord as Additional Rent at rates fixed by Landlord, in its sole and absolute discretion, for water furnished for any other purpose. Tenant will not waste or permit waste of water.

     (c) Landlord will provide janitorial services and customary cleaning in and about the Premises daily (Saturdays, Sundays and Holidays excluded) substantially in accordance with the schedule set forth in Exhibit E attached hereto, subject to Landlord's right to reasonably alter such service and the timing thereof from time to time. Tenant will not provide any janitorial services or cleaning without Landlord's prior written consent; provided, that if Landlord consents to Tenant's own janitorial services or cleaning, any such services or cleaning will be subject to supervision of Landlord, such janitors or cleaning contractors or employees shall be satisfactory to Landlord, and Tenant shall assume all responsibility for such janitors, cleaning contractors or employees.

     (d) Landlord will provide normal passenger elevator service within the Building daily from 8:00 A.M. to 6:00 P.M., and on Saturdays from 8:00 A.M. to 1:00 P.M., Sundays and Holidays excluded, and freight elevator service daily from 8:00 A.M. to 5:00 P.M., (Saturdays, Sundays and Holidays excepted). Elevator service, passenger or freight, may be furnished at other times at the option of Landlord, and will never be deemed a continuing obligation. Landlord will provide limited passenger elevator service at all times when such normal passenger service is not furnished. Limited passenger elevator service will mean that at least one passenger elevator will be available, but not necessarily all elevators, will be available for Tenant's use; provided, however, that such limited elevator service meets Tenant's reasonable needs.

     (e) Landlord will provide window washing for the exterior of all windows in the Premises and on the exterior walls of the Building at such time as may be required in Landlord's sole judgment; provided, however, that Landlord will provide window washing a minimum of two times per year.

     (f) Landlord will provide conduits for electrical service to the Premises. All electricity used in the Premises will be purchased by Tenant from the local electric utility company, separately metered, and Tenant will pay electric bills directly to the local electric utility company. If, on the date of this Lease, the Premises are not separately metered for electricity, Landlord shall pay for the cost of any separate electrical meter for the Premises, and for the installation of such electrical meter. In the event Tenant fails to pay Tenant's electric bills, Landlord has the right to pay the electric bills on behalf of the Tenant and all such sums paid by Landlord will be deemed Additional Rent, and Tenant shall reimburse Landlord for the payment including interest at the rate set forth in Section 28 (f). Maintenance of lighting fixtures and replacement of lamps will be furnished by Landlord at Tenant's reasonable expense.

     (g) Landlord does not warrant that any service described above whether provided by Landlord hereunder or of any utility or other service to the Building will be free from interruptions caused by changes of service, laws, regulations, war, insurrection, civil commotion, riots, acts of God or the enemy, governmental action, strikes, lockouts, picketing, legal or illegal, inability of Landlord to obtain fuel or supplies, or from any other cause beyond Landlord's reasonable control. (All such acts or events shall be considered FORCE MAJEURE.) Any such interruption of service will not be deemed an eviction or disturbance of Tenant's use and possession of premises, nor render Landlord liable to Tenant for damages, nor relieve Tenant from performance of Tenant's obligations under this Lease. However, if such interruption occurs for a total of thirty days during any calendar year or for ten (10) consecutive days in any twelve month period, then Tenant shall be entitled to a PER DIEM abatement of rent for each day of such interruption following either: (1) the tenth (10th) consecutive day; or (2) the thirty-first total day thereafter such interruption of said services occurs for any reason, except FORCE MAJEURE, for a total of 30 days during any calendar year or for 10 consecutive days in any 12 month period, then, so long as Tenant is not in default hereunder, and so long as Landlord has not cured the interruption or interruptions, Tenant shall be entitled to terminate this Lease upon written notice, delivered to Landlord within 10 days following the 10th consecutive day or the 30th total day, whichever is applicable; provided, further, that such interruption or interruptions are not caused by Tenant; and, provided, further, that such interruption or interruptions are not cured by Landlord by the end of the 5th business day following Landlord's actual receipt of such notice from Tenant. Tenant agrees that compliance with any mandatory conservation measures or other legal requirement instituted by an appropriate governmental authority shall not entitle Tenant to terminate this Lease or require abatement or reduction of Rent hereunder.

     (h) Landlord will enter into a contract with a reputable security service to provide security services commensurate with other downtown Chicago office buildings ("Basic Security"). Except for Landlord's gross negligence and willful and wanton conduct, or the gross negligence and willful and wanton conduct of Landlords' employees and agents, and Landlord's failure to enter into and perform Landlord's obligations under a contract with a reputable security service for provision of the Basic Security, Tenant hereby releases Landlord, Landlord's beneficiaries, Landlord's Management Agent and their respective agents, employees, and servants, from all claims relating to the provision, supervision, effectiveness, scope, sufficiency, insufficiency, or absence of security or security services for or with respect to the Premises or the Building, including the common areas.

     (i) If any insurance inspection or rating agency, or any governmental instrumentality or agency requires or recommends any change, modification, alteration, or additional sprinkler heads or other equipment be made or supplied to the sprinkler system in the Premises, Landlord may, at Landlord's option, elect to make such changes, modifications or alterations at Landlord's expense, provided, however, that in the event that Tenant's proposed or actual use of the Premises causes any such change, modification, alteration or additional sprinkler head or equipment, then the costs thereof shall be borne by Tenant.

     (j) Landlord will allow Tenant to connect to the Building's cable network at the connection point nearest to the Premises. Notwithstanding any provision in this Lease to the contrary, and in addition thereto, Landlord does not warrant the continued, uninterrupted cable television service, or that such cable service will carry any specific channel or service already available in the area known as the "Loop" in Chicago, Illinois.

     7. CONDITION OF PREMISES / HISTORICAL LANDMARK STATUS.

     (a) Tenant's taking possession of the Premises will be conclusive evidence as against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession except for latent defects to the extent provided in this Section 7 (a) and subject only to the completion of Base Building Improvements as defined in and provided for in the Work Letter. No promise of the Landlord to construct, alter, remodel or improve the Premises or the Building and no representation by Landlord or its agents respecting the condition of the Premises or the Building have been made to Tenant or relied upon by Tenant other than as may be contained in this Lease or the Workletter. Subject to the foregoing, Tenant has agreed to accept the Premises in its "as-is" condition, save and except only latent defects in the structural components of the Premises which (a) materially and adversely affect Tenant's use and occupancy of the Premises in accordance with this Lease, and (b) are disclosed by Tenant to Landlord in writing within ninety (90) days after the Commencement Date.

     (b) Tenant acknowledges and agrees that: (i) the Building constitutes an historical landmark and Landlord has made an effort through its renovation of the Building to preserve the architectural and historical significance of the Building; (ii) certain pre-existing conditions may exist at the Building which have been preserved or may not be altered which would not otherwise be associated with a newly constructed building; (iii) that it will comply with the terms and conditions of all laws, ordinances and regulations applicable to the Building, and, (iv) that it will comply with all landmark restrictions so long as the same do not interfere with Tenant's reasonable use of the Premises.

     (c) Tenant, at Tenant's cost, will perform all of the work (the "Tenant's Work") as described in the Work Letter if such Work Letter is executed by Tenant and Landlord. All Tenant's Work will be done pursuant to plans and specifications (the "Plans") approved in writing by Landlord before such work is begun, and in accordance with all applicable insurance requirements, all applicable federal, state, and local governmental law, rules, and regulations, and such other requirements as Landlord may reasonably require. Notwithstanding the foregoing, neither Landlord nor Landlord's beneficiaries make any representation or warranty as to the suitability, feasibility, or propriety thereof or therefor because Landlord approved the Plans. Tenant will promptly pay all costs incurred with respect to Tenant's Work and will keep the Building, the Premises, and Tenant's interests under this Lease free of liens including liens for labor or materials. Tenant may, at Tenant's sole cost and expense, protest such liens, so long as Tenant provides a bond or insurance to protect the Landlord's interest in manner and in form reasonably acceptable to Landlord, insuring that Landlord will not suffer any loss relating to such claims or liens. Tenant will procure, at Tenant's sole cost, all permits necessary for Tenant's Work. Tenant's Work will be subject to supervision by Landlord. Tenant's Work will be done in a good and workmanlike manner, using only first quality materials, and only by contractors reasonably acceptable to Landlord. Only union labor will be employed with respect to Tenant's Work. Tenant will cause all Tenant's Work to be commenced promptly upon commencement of the Term (or earlier as required by this Lease), and to be completed on or before the date specified in the Tenant Work Schedule. Tenant will procure and maintain such insurance while the Tenant's work is being done as Landlord may reasonably require. Such insurance will name Landlord, Landlord's beneficiaries, and Landlord's Management Agent as additional insureds, and will be in forms and with companies reasonably acceptable to Landlord, and Tenant will deliver to Landlord certificates of such insurance prior to the commencement of any Tenant's Work. Tenant hereby agrees to hold Landlord, Landlord's beneficiaries and Landlord's management agent harmless from and hereby indemnifies Landlord, Landlord's beneficiaries and Landlord's management agent against any loss, cost or expense, including, (without limitation) attorneys' fees arising out of or related to any of Tenant's Work or Alterations. The provisions of Section 22 of this Lease will also apply to the Tenant's Work.

     8. FAILURE TO GIVE POSSESSION. If Landlord is unable to unable to either substantially complete the Base Building Improvements or give possession of the Premises on or before the Delivery Date, because of any FORCE MAJEURE or reason beyond the reasonable control of Landlord, Landlord will not be subject to any liability for the failure to substantially complete the Base Building Improvements or give possession on or before such date. Under such circumstances, the Rent payable under this Lease will not commence until the demolition of the existing staircase in the reception area of the Premises is substantially complete and the Premises are made available for the Tenant to take possession and no such failure to substantially complete the Base Building Improvements or to give possession on or before the Delivery Date will affect the validity of this Lease or of Tenant's obligations under this Lease, nor will the same be construed to extend the Term. Notwithstanding the foregoing, and in addition thereto, if Landlord is unable to either (a) substantially complete demolition of the existing staircase in the reception area of the Premises by September 28, 1999 or (b) make the Premises available to Tenant to take possession by the Delivery Date, then this Lease may be voidable by Tenant, effective (x) with respect to the preceding clause (a), three business days after delivery of written notice to the Landlord, which notice shall clearly indicate Tenant's intention to conclusively void the Lease, except that if Landlord substantially completes the demolition of the existing staircase prior to the delivery of Tenant's notice or prior to the expiration of the aforesaid 3-day period then the purported exercise of said right shall be null and void; and (y) with respect to the preceding clause (b), fifteen (15) days after the delivery of written notice to the Landlord, which notice shall clearly indicate Tenant's intention to conclusively void the Lease, except that if Landlord makes the Premises available to Tenant to take possession at any time prior to the delivery of Tenant's notice or prior to the expiration of the aforesaid 15-day period then the purported exercise of said right shall be null and void. For purposes of the foregoing, the term "substantially complete" shall mean removal of the staircase to the extent necessary for Tenant to use the area of the staircase in connection its improvements and business without material interference. If the Premises are ready for occupancy prior to the Commencement Date and Tenant occupies the Premises for purposes of conducting its Business, Tenant's Commencement Date shall be accelerated to such date and such occupancy shall be deemed to be under all the terms, covenants, conditions, and provisions of this Lease. The Premises will not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration, or mechanical adjustments remain to be done in the Premises, or if the delay in the availability of the Premises for occupancy is due to special work, changes, alterations, or additions in the Premises required or made by Tenant or is caused by the delay or default by Tenant. In the event of any dispute, resolution provisions of this Lease shall apply, as described in
Section 23 (e) of this Lease.

     9. USE OF THE PREMISES. Tenant will occupy and use the Premises during the Term for the Permitted Use and no other, and subject to Section 17 hereof.

     (a) Tenant will not make or permit to be made any use of the Premises which directly or indirectly is forbidden by law or governmental regulation, which may be dangerous to persons or property, or which may violate, invalidate or increase the premium cost of any existing policy of insurance carried on the Building or covering operations of the Building. Tenant will comply with all rules, regulations, or requirements of any local inspection and rating bureau, or any other similar entity concerning Tenant's use so long as such rules, regulations or requirements do not interfere with Tenant's reasonable use of the Premises. In the event that modifications or alterations are required by any local inspection or rating bureau, or any other similar entity due to Tenant's actual use of the premises, then the costs for modifications or alterations will be borne by Tenant.

     (b) Any sign installed in the Premises will be installed by Landlord at Tenant's reasonable cost, in such manner, character and style as Landlord may approve in writing, and all such signage shall comply with all applicable codes, ordinances, laws and regulations. Tenant acknowledges that exterior awnings and signs are governed and restricted by landmark and historic restrictions against the Building and all rights of Tenant hereunder are subject to the provisions of
Section 7 (b) of this Lease.

     (a) Tenant acknowledges that The Rookery Building-TM- is a trademark term and no consent to use or publish the same is granted or implied excepting only Tenant's use in its business address. Tenant will not use the name of the Building for any purpose other than as the business address of Tenant. Tenant will not use any picture or likeness of the Building in any circulator, notice, advertisement, or correspondence without Landlord's prior written consent.

     (d) Tenant will not obstruct, or use for storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators or stairways of the Building.

     (e) No bicycle or other vehicle (other than handicapped assistance vehicles such as mechanized wheelchairs) and dog or other animal (other than handicapped assistance animals such as seeing-eye-dogs) will be brought or permitted in the Building by Tenant or its employees, agents, guests or invitees.

     (f) Tenant will not make or permit any unreasonable noise or odor or any noise or odor that is reasonably objectionable to other occupants of the Building to emanate from the Premises; create or maintain a nuisance in the Premises; or, disturb, solicit, or canvass any occupant of the Building; or do any act tending to injure the reputation of the Building.

     (g) Tenant will not install any musical instrument or equipment in the Building, or any antennas, aerial wires, or other equipment inside or outside the Building, without Landlord's prior written approval. Any such use, if permitted, will be subject to control by Landlord so that others will not be disturbed or annoyed.

     (h) Tenant will not waste water by tying, wedging, or otherwise fastening open any faucet.

     (i) Tenant will maintain with Landlord's Management Agent, keys to all entrances to the Premises. Upon termination of this Lease or of Tenant's possession, Tenant will surrender all keys of the Premises and will make known to Landlord the combination of all locks on all safes, cabinets and vaults. Tenant will be responsible for locking doors in and to the Premises.

     (j) If Tenant desires telegraphic, telephonic, burglar alarm or signal service, or if Tenant desires that any other special wiring be installed, Landlord, upon written request, will direct where and how connections and all wiring for such service will be introduced and run. Without such direction, no boring, cutting, or installation of wires or cables is permitted.

     (k) Shades, draperies, or other forms of inside window covering must be of such shape, color, and material as approved by Landlord.

     (1) Tenant will not overload any floor. Safes, furniture, and all large articles will be brought through the Building and into the Premises at such times and in such manner as Landlord may direct, and at Tenant's sole risk and responsibility.

     (m) Tenant will not place or allow anything to be placed against or near the glass partitions, doors, or windows of the Premises which may diminish the light in, or be unsightly from the exterior of the Building, public halls, or corridors.

     (n) Tenant will not install in the Premises any equipment which uses electricity in amounts exceeding conventional standards of the Building (or six watts per square foot, whichever is greater), as determined by Landlord, nor shall Tenant install or operate any refrigerating, heating or air conditioning equipment, nor any equipment of any type or nature that will or may necessitate any changes, replacements or additions to, or the use of, the water system, heating system, plumbing system, air conditioning system or electrical system of the Premises or the Building without first obtaining the prior written consent of Landlord. Business machines and mechanical equipment belonging to Tenant which cause vibrations capable of being transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to reduce such noise and vibration to a level satisfactory to Landlord and such other tenants. Any additional panels required in the Premises on account of Tenant's electrical usage will be installed at Tenant's expense.

     (o) Tenant shall neither engage in nor permit the sale of alcoholic beverages on the Premises without first procuring all required licenses and permits therefor and liquor liability insurance in such amounts satisfactory to Landlord, showing Landlord as an additional insured. In the event that alcohol is given or otherwise dispensed or provided by Tenant, Tenant's employees, agents, servants, invitees, licensees or guests, Tenant indemnifies and holds Landlord harmless from any and all damages including personal injury or property damage whether the damages are consequential, special punitive, exemplary or otherwise, for any and all losses related in or in any way associated with the sale, gift or dispensation of alcohol at the Premises or in the Building. In addition thereto, Tenant shall pay and hold Landlord harmless and indemnify for all costs, including without limitation, fees and expenses including, without limitation, witnesses and expert witness, reasonable attorneys' fees and costs of litigation and incidental costs related thereto.

     (p) Landlord or Landlord's Management Agent may from time to time make, at its reasonable discretion, rules and regulations generally applicable to tenants in the Building. Any violation by Tenant or any of its employees, agents, clients, customers, guests or invitees of any rules and regulations so adopted by Landlord shall be a Default by Tenant under this Lease.

Nothing in this Lease will be construed to impose upon Landlord any duty or obligation to enforce any provision of this Section 9 or any rules or regulations adopted, or the terms, covenants, or conditions of any other lease as against any other tenant, and Landlord will not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors, or licensees. In addition to all other remedies for breach of any provision of this Section 9, Tenant will pay to Landlord all damages caused by such breach. Any violation of this Section 9 may be restrained by injunction.

     10. CARE AND MAINTENANCE. Subject to the provisions of Section 13, Tenant, at Tenant's expense, will during the Term, keep the Premises in good order, condition, and repair, and in full conformity with all applicable laws and regulations. If Tenant does not make repairs or replacements promptly and adequately Landlord may, subject to the notice and cure provisions of Sections 22 and 23 hereof, but need not, make repairs or replacements and the reasonable costs of such repairs or replacements shall be deemed Additional Rent due upon demand hereunder. Tenant will pay Landlord for such costs, additional costs and expenses incurred by Landlord for compensation and for any other expense incurred in the event repairs, alterations, decorating, or other work in the Premises are not made during ordinary business hours at Tenant's request; provided however that nothing herein shall obligate Landlord to perform any such repairs, alterations or decorating at any time.

     11. ALTERATIONS. Except for work performed pursuant to the Work Letter, Tenant will not erect any partition, make any alteration, improvement in or to the Premises nor do any nailing, boring, or screwing into the ceilings, walls, or floors, or install any equipment on the Premises which may or will result in any changes, replacements, or additions to the water system, plumbing systems, HVAC systems, or the electrical system (collectively referred to as "Additions") without Landlord's prior written consent which may be withheld in Landlord's sole discretion except as provided hereinafter. Landlord's consent shall not be required for any Addition that satisfies all of the following criteria (each a "Cosmetic Addition"): (1) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (2) is not visible from the exterior of the Premises or Building; (3) will not affect the systems or structure of the Building; and (4) does not require work to be performed inside the walls or above the ceiling of the Premises. However, even though consent is not required for Cosmetic Alterations, the performance thereof shall be subject to all other provisions of this Section 11. As to all non-structural interior alterations and subject to Section 7 (b) (iii) hereof, Landlord's consent shall not be unreasonably withheld or delayed. All Additions will be performed either:
(i) by or under the direction of Landlord, by Landlord's contractor; or, (ii) by Tenant's contractor, but at the sole cost of Tenant. Landlord shall have the right to review or supervise any or all Additions, and with respect to all non-Cosmetic Additions Tenant shall pay to Landlord for such review or supervision, at Landlord's election, either a fee in the amount of 3% of the cost of such Additions (including "soft costs") or Tenant shall reimburse Landlord for reasonable out-of-pocket costs incurred by Landlord for the review of such Additions by Landlord's architects, engineers or consultants. If Landlord consents to such Additions, before commencement of the work or delivery of any material to the premises or the Building, Tenant will furnish Landlord for approval: (a) plans and specifications; (b) names and addresses of contractors; (c) copies of contracts and evidence satisfactory to Landlord that adequate arrangements to protect the Premises and the Building from mechanics' liens claims have been made; (d) necessary permits; and (e) indemnification in form and amount satisfactory to Landlord and certificates of insurance from all contractors performing labor or furnishing materials, insuring all claims, costs, damages, liabilities, and expenses which may arise in connection with the Additions.

     Tenant hereby agrees to hold Landlord, Landlord's beneficiaries, agents, Landlord's Management Agent and their respective agents and employees, successors and assigns harmless from all claims and liabilities of every kind which may arise out of or be connected in any way with any such Additions. Upon completing any Addition, Tenant will furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. Tenant agrees not to suffer or permit any lien of any mechanic or materialman claiming through or under Tenant to be placed or filed against the Premises or the Building. In case any mechanic's lien shall be filed against the Premises or the Building for work claimed to have been furnished to Tenant, Tenant will immediately satisfy and release such lien of record, at the Tenant's expense, or Tenant may, at Tenant's sole cost and expense, protest such lien provided that Tenant provides a bond or similar insurance, in form acceptable to Landlord, insuring Landlord's interest free and clear of the claim for lien in an amount for the full amount of the claimed lien. The bond or other insurance must be effective until the lien is released or terminated by a court of competent jurisdiction. If Tenant shall fail to cause such lien to be discharged (or bonded / insured as aforesaid) within thirty (30) days after receipt of notice or remedy, whichever first occurs, then, in addition to any other right or remedy of Landlord, Landlord may (without obligation) discharge the lien by paying the amount claimed to be due. The amount paid by Landlord, and all costs and expenses, including reasonable attorneys' fees and court costs incurred by Landlord in procuring the discharge of the lien, shall be due and payable by Tenant to Landlord as Additional Rent upon demand. All Additions will be constructed in a good and workmanlike manner with good grades of materials, and will comply with all insurance requirements and with all applicable ordinances and regulations of governmental authorities.

     In the event that either Landlord or Tenant, during the Term hereby demised, shall be required by the order or decree of any court, or any other governmental authority, or by law, code, or ordinance to repair, alter, remove, reconstruct, or improve any part of the Premises, then Tenant shall make, or Tenant shall be required to permit Landlord at Tenant's cost to make such repairs, alterations, removals, reconstructions, or improvements, provided, however, that in the event that Tenant's proposed or actual use of the Premises, or its Business, is a cause of the required or ordered repair, alteration, removal, reconstruction or improvement, then Tenant shall, at Tenant's sole cost and expense make and supply any such repair, alteration, removal or restoration or improvement within the time required, and no such repair, alteration, removal, reconstruction, or improvement by Landlord will affect any of Tenant's obligations or covenants under this Lease. Except to the extent expressly provided in this Lease, Tenant hereby waives all claims for damages or abatement of rent because of any such repair, alteration, removal, reconstruction, or improvement.

     All Additions and all decorations, fixtures, hardware, non-trade fixtures, and all improvements, temporary or permanent, in or upon the Premises (excluding, however, Tenant's tangible personal property, furniture and furnishings) whether placed there by Tenant or by

Landlord, will, unless Landlord requests their removal, become Landlord's property and will remain upon the Premises at the termination of this Lease by lapse of time or otherwise without compensation or allowance or credit to Tenant; provided, however, Tenant shall not be required to remove any such items if, with respect to any installations initially made by Tenant as part of Tenant's Work, Landlord, at the time Landlord approved Tenant's plans, did not advise Tenant that any such items are to be so removed, and with respect to any subsequent installations, Landlord, at the time Landlord gives Landlord's consent to their installation, Landlord does not state in writing that any such item is to be removed upon the expiration or earlier termination of this Lease. If upon Landlord's request, Tenant does not remove any such Additions, decorations, fixtures, hardware, non-trade fixtures, or improvements, Landlord may remove the same and the cost of such removal shall be deemed Additional Rent due and payable to Landlord upon demand.

     12. ACCESS TO PREMISES. Tenant will permit Landlord to erect, use, repair, relocate and maintain pipes, ducts, wiring, and conduits in and through the Premises. Landlord or Landlord's agents or contractors shall have the right to enter upon the Premises to inspect the same to perform janitorial work, and to make such decorations, repairs, alterations, improvements, or additions to the Premises or the Building as Landlord may deem reasonably necessary or reasonably desirable, and Landlord will be allowed to take all material into the Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and except to the limited extent provided at Section 6 (g), the Rent will not abate while such repairs are being made, by reason of loss or interruption of business of Tenant or otherwise. In all non-emergency situations, Landlord shall give prior notice to Tenant of such repairs and shall endeavor to effectuate the same with the intent of minimizing any interference with Tenant's operations. In each instance of Landlord entry, Landlord shall make reasonable efforts to avoid interfering with Tenant's business operations. In any non-emergency situation in which Landlord's entry may materially interfere with Tenant's operations, Landlord shall give Tenant no less than twenty four (24) hours prior notice of Landlord's entry upon the Premises for such purposes, which notice may be verbal. In addition, six months prior to the expiration of the Term, Landlord will have the right to enter upon the Premises during regular business hours to exhibit the Premises to prospective tenants.
If Tenant is not personally present to open and permit an entry into the Premises at any time when an entry by Landlord is necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable for such entry, and without, in any manner, affecting Tenant's obligations under this Lease. Nothing in this Section will be deemed or construed to impose upon Landlord any obligation, responsibility, or liability whatsoever for the care, supervision, or repair of the Building and the Premises not provided in this Lease. Landlord, at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant, may change the arrangement or location of entrances or passageways, doors, doorways, corridors, elevators, stairs, toilets, or public parts of the Building, and may close entrance doors, corridors, elevators, or other facilities, so long as these actions do not affect reasonable access to the Premises. Except for Landlord's gross negligence or willful and wanton action or the gross negligence and willful and wanton action of Landlord's agents and employees acting solely within the scope of their employment with Landlord, Landlord will not be liable to Tenant for any expense, injury, loss, or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.

     13. UNTENANTABILITY. If the Premises or the Building or any part of either is damaged or made untenantable, in the determination of Landlord made in its sole and absolute discretion, by fire or other casualty, specifically referring to this Section 13 of this Lease, Landlord may elect:

     (a) to terminate this Lease as of the date of the fire or casualty by notice to Tenant within 60 days after that date, or

     (b) proceed with all due diligence to repair, restore, or rehabilitate the Building or the Premises at Landlord's expense, provided that Landlord need not expend any amount in excess of any applicable insurance proceeds made available to Landlord with respect to the casualty causing such damage, and unless Landlord elects to expend such additional sums, then this Lease will terminate.

     In the event the Lease is not terminated pursuant to this provision, Monthly Base Rent and Adjustments will abate on a PER DIEM basis and apportioned proportionately based on the portion of the Premises which is untenantable until the damaged portion is ready for Tenant's occupancy. In the event of the termination of this Lease pursuant to this section, Rent will be paid on a PER DIEM basis through the date of the casualty or other event specifically referring to this Section 13 of this Lease. Tenant acknowledges that Landlord will be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damage to alterations, additions, improvements, or decorations provided by Landlord either directly or through an allowance provided by Landlord either directly or through an allowance to Tenant. Except as expressly set forth in this Section 13 and Section 6 (g), no compensation or reduction of Rent will be allowed or paid by Landlord because of any inconvenience, annoyance, or injury to business arising from the necessity of repairing the Premises or any portion of the Building.

     Notwithstanding anything to the contrary in this section: (i) Landlord will have no duty pursuant to this Section 13 to repair or restore any portion of the alterations, Additions, improvements, or decorations in the Premises except to the extent that such alterations, Additions, improvements, and decorations were provided by Landlord, at Landlord's cost, at the beginning of the Term, nor for the repair or replacement of any of the contents of the Premises including but not limited to tenant's records, inventory, equipment, furniture, furnishings, and floor coverings; and (ii) if, as a result of any such fire or casualty, the Premises are rendered untenantable, and Landlord reasonably estimates that the amount of time required to substantially complete the repair and restoration to render the Premises tenantable will exceed one hundred eighty (180) days from the date such damage occurred (exclusive of any time required to adjust insurance claims), then Tenant shall have the right to terminate this Lease as of the date of such fire or casualty by giving notice to Landlord of such termination no later than thirty (30) days after Landlord gives Tenant the notice containing said estimate. If any such fire or casualty occurs during the last eighteen months of the Term and would render a substantial portion of the Premises untenantable for more than one hundred twenty (120) days, then Tenant shall have the right to terminate this Lease by giving written notice thereof within thirty (30) days after Landlord gives Tenant the notice containing said estimate.

     14. INSURANCE.

     (a) Landlord will maintain insurance covering the Building against loss, damage, or destruction by fire and the perils specified in the standard extended coverage endorsement on a full "replacement cost" basis, with loss of rents coverage for a period of not less than one year.

     (b) Tenant, at Tenant's expense, will purchase and maintain such insurance during the entire Term for the benefit of Tenant and Landlord with terms, coverage, and with companies satisfactory to Landlord in its sole and absolute discretion, as is provided in this section. Tenant agrees to adjust the amount or type of coverage, or to obtain additional coverage, as may be reasonably required by Landlord. Initially Tenant will maintain the following coverages in the following amounts: (i) Commercial General Liability Insurance for bodily injury, personal injury, death, and damage to property, including premises-operation, products/completed operation and hazard and contractual coverage, on an occurrence basis, in a minimum amount of $3,000,000; (ii) insurance against fire, with extended coverage and vandalism and malicious mischief endorsements, including water and sprinkler damage, in an amount adequate to cover the full replacement value of all Tenant's personal property, inventory, machinery, equipment, moveable partitions, office furniture, trade fixtures, (iii) business interruption, (iv) worker's compensation and employer liability insurance in accordance with applicable laws and regulations of any governmental authorities having jurisdiction over the Building and Tenant, and
(v) plate glass insurance for all display windows, provided that Tenant may self insure the plate glass by providing Landlord with an acceptable indemnity. All casualty insurance will be written on an "all risks" of physical loss or damage basis, for the full replacement cost value of the covered items, and in amounts that meet any coinsurance clauses of the policies of insurance. The Tenant's insurance will be primary and non-contributory.

     (c) The policy referred to in Subsection 14 (b) will name Landlord, the beneficiaries of Landlord, Landlord's Management Agent, and any mortgagee of the Property as additional insureds and will provide for commercially reasonable deductible amounts. Each policy referred to in Subsection 14 (b) will be issued by one or more responsible insurance companies reasonably satisfactory to Landlord with a minimum Best's rating of A-VIII and will contain the endorsement that such insurance may not be canceled or amended without 30 days' prior written notice to Landlord and its beneficiaries.

     (d) Tenant will deliver to Landlord certificates of insurance for all policies and renewals thereof to be maintained by Tenant not less than ten days prior to the Commencement date and not less than ten days prior to the expiration date of each policy.

     (e) If Tenant does not procure and maintain such insurance, Landlord may (but shall not be obligated to) procure said insurance on Tenant's behalf, and the cost therefor together with any handling charges of Landlord shall be deemed Additional Rent payable by Tenant immediately upon demand.

     (f) In addition, Tenant shall obtain such other insurance policies in amounts as may from time to time be reasonably requested by Landlord against other insurable hazards which (i) Landlord may then require of new tenants in the Building, (ii) Landlord may then require due to

Tenant's business or Tenant's special use of the Premises or special improvements therein, or (iii) tenants are then customarily required to carry by landlords of other first-class office buildings in the Chicago metropolitan area. In addition, Tenant, upon Landlord's request from time to time, may be required to increase the limits on existing coverage (i) which reflect decreases in the value of the dollar, (ii) which reflect a change in Tenant's business or
(iii) which reflect limits to amounts which Landlord may be requiring of new tenants of the Building.

     (g) Tenant shall not conduct or permit to be conducted by its employees, agents, guests or invitees any activity, or place any equipment in or about the Premises or the Building that will in any way increase the cost of fire insurance or other insurance on the Building. If any increase in the cost of fire insurance or other insurance is stated by any insurance company or by the applicable insurance rating bureau, if any, to be due to any activity or equipment of Tenant in or about the Premises or the Building or leasehold improvements to the Premises, whether installed by Landlord or Tenant, such statement shall be conclusive evidence that the increase in such cost is due to such activity, equipment or improvements and, as a result thereof, Tenant shall be liable for the amount of such increase. Tenant shall reimburse Landlord for such amount within ten (10) days after Tenant's receipt of a bill therefor and any such sum shall be considered Additional Rent hereunder payable on demand. Tenant, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises and the Building.

     15. SUBROGATION. The parties agree to use their best efforts to have any fire, extended coverage, and any other insurance which may be carried endorsed with a subrogation clause providing substantially that the insurance will not be invalidated should the insured waive in writing prior to a loss any or all right of recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance, subject to the limitation that this waiver will apply only when it is either permitted or, by the use of such best efforts, could have been so permitted by the applicable policy of insurance.

     16. EMINENT DOMAIN. If all or substantially all of the Building or the Premises shall be taken or condemned by right of eminent domain or voluntarily conveyed pursuant to the reasonable threat thereof in lieu of condemnation, this Lease shall terminate as of the date on which possession is required to be surrendered to the condemning authority or to the transferee in case of a voluntary grant or conveyance under reasonable threat thereof ("CONDEMNATION DATE"). If only a part of the Premises shall be taken, condemned or conveyed as aforesaid, except as otherwise provided in this Section 16, this Lease shall continue in full force and effect, but from and after the Condemnation Date, Monthly Base Rent and Tenant's Share shall be adjusted accordingly. If a material part of (a) the Property (other than the Premises or a substantial portion thereof) shall be taken, condemned or conveyed as aforesaid and Landlord reasonably determines that the Building cannot reasonably be operated thereafter or the grade of any street or alley adjacent to the Building is changed and such change makes it necessary or desirable to substantially remodel or restore the Building, or (b) the Premises (or any other part of the Building or perimeter sidewalks physically, economically or otherwise indispensable to the Tenant's operation of its business on the Premises, including any Building systems servicing the Premises), shall be taken, condemned or conveyed as aforesaid and Tenant reasonably determines that the Premises cannot reasonably be operated for its intended purposes thereafter, then, Landlord, with respect to the event described in the preceding clause (a), and Tenant with respect to the event described in the preceding clause (b), shall have the option, upon written notice to the other party, to terminate this Lease as of the Condemnation Date, without prejudice to Landlord's or Tenant's rights under this Lease accrued prior to or in connection with such termination; provided, however, that such notice is delivered within sixty (60) days after written notice of such taking, condemnation or conveyance. Landlord shall, at its expense, make all necessary repairs or alterations to the Building so as to constitute the remaining Premises a complete architectural unit, provided that Landlord shall not be obligated to undertake any such repairs or alterations if the cost thereof exceeds the award resulting from such taking. No money or other consideration will be payable by Landlord to Tenant for the right of cancellation and Tenant will have no right to share in Landlord's condemnation award nor to make any claim against the condemning authority, nor to participate in or share in any judgment for damages caused by the change of grade or taking, nor shall Tenant have any claim against the Landlord for the value of any unexpired term of the Lease or for any injury, damage or loss to Tenant's business; provided, however, that anything to the contrary notwithstanding, Tenant may at Tenant's sole cost and expense, seek an award from the condemning authority for Tenant's individual loss so long as that loss is unrelated to Landlord's claim, provided that Tenant shall indemnify and hold Landlord harmless for all reasonable costs of litigation and reasonable attorneys' fees incurred as a result of such claim by or on behalf of Tenant and such costs and fees shall immediately be due and payable hereunder as Additional Rent.

     17. ASSIGNMENT - SUBLETTING. Except as set forth below, Tenant will not (a) assign, hypothecate, mortgage, encumber, or convey this Lease or any interest under it; (b) allow any transfer of this Lease or any lien upon Tenant's interest in this Lease or the Premises by operation of law or otherwise; (c) sublet the whole or any part of the Premises; or (d) permit the use of the Premises by anyone other than Tenant and its employees. As long as there is no Default, Tenant shall have the right to assign its entire interest in the Lease (and shall not be required to obtain Landlord's consent thereto) to any of the following entities (each a "Corporate Successor") (a) an organization that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with Tenant, (b) a successor to Tenant by merger or consolidation or reorganization, or (c) a purchaser of all or substantially all of the assets or interests of Tenant; provided, that (i) Landlord receives at least thirty (30) days' prior written notice of any such assignment, (ii) such successor or transferee has a good reputation and uses the Premises only for the purposes herein specified, (iii) such successor or transferee has a financial condition, in Landlord's reasonable judgment, to enable it to perform its obligations under this Lease, and (iv) the assignee shall assume the obligations of the Tenant under this Lease by a written assumption agreement delivered to Landlord, and (v) neither Tenant nor any successor or assign of Tenant shall be released from any liability, whether past, present or future, under this Lease, including liability for any Extension Period, by reason of such transaction or transfer. The word "CONTROL," as used herein, shall mean the power to direct or cause the direction of the management and policies of the controlled entity through ownership of more than fifty percent (50%) of the voting securities or interests in such controlled entity.

     If Tenant is a corporation, any dissolution, merger, consolidation, or reorganization of Tenant, or the sale or transfer of a controlling portion of the capital stock of Tenant, or all or substantially all of Tenant's assets, whether by a single transaction or event or by cumulative transactions or events will be deemed an assignment of this Lease and will be subject to the restrictions set forth above. If Tenant is a partnership or a limited liability company, a withdrawal or change, voluntary, involuntary, or by operation of law, of any member or members or any general partner or partners or limited partner or partners owning a controlling interest of the partnership interest or membership interest, whether by a single transaction or event or by cumulative transactions or events, or the dissolution of the partnership or the limited liability company, will be deemed an assignment of the Lease and will be subject to the restrictions set forth above.

     If Tenant desires to assign or sublet all or any portion of this Lease or the Premises, and provided that Tenant is not in Default under this Lease, Tenant shall take the following actions:

     (a) Tenant will first notify Landlord in writing of its intention to assign or sublet prior to any advertising, hiring of brokers, or contacting of potential subtenants. Such notice will identify the space or interest proposed to be assigned or sublet, which space must be a legally leasable unit in compliance with all applicable ordinances and codes, and will state the date on which Tenant requests that the assignment or sublet commence, which date will be no less than sixty (60) days from the date of Tenant's notice.

     (b) Landlord shall have the right, to be exercised by giving written notice to Tenant within ten (10) business days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice.

     (c) In the event that Landlord elects to recapture the space proposed for subletting or assignment, Landlord will notify Tenant of Landlord's intent by service of a written notice of cancellation, terminating that portion of the Lease covering such space. The termination of the Lease as to the recaptured space will be effective on the date specified by Landlord in its notice.

     (d) In the event that Landlord elects to recapture any space under these provisions, the Monthly Base Rent, and Area of the Premises will be adjusted as of the date specified by Landlord in its notice, and this Lease as so amended will continue thereafter in full force and effect.

     (e) If Landlord elects not to recapture all of the space, Landlord will so notify Tenant as set forth in (b) above. Provided Tenant is not in Default under the Lease and has fully complied with the terms of this Section 17, Tenant may then proceed to assign or sublet the non-recaptured space in accordance with the following provisions:

          (i) Tenant will bear all costs and expenses associated with the assignment or subletting including, without limitation, all reasonable costs and expenses incurred by Landlord including reasonable attorney's fees;

          (ii) Upon locating a potential assignee or subtenant, Tenant will notify Landlord in writing. Such notice will state the name and address of the proposed assignee or subtenant and will include a true and complete copy of the proposed assignment or sublease. Tenant will also deliver to Landlord copies of financial statements, credit reports, and other such information relating to the prospective assignee or subtenant's credit standing, and marketing data showing the nature of the business, type of market served and image, and the level of sales of the prospective assignee or subtenant. At Landlord's request, Tenant will promptly secure and deliver any additional information Landlord deems reasonably necessary in order to evaluate the potential assignee or subtenant.

          (iii) Landlord will have ten (10) business days from the date of its receipt of the last information requested by Landlord and thereafter provided by Tenant on the proposed assignee or subtenant during which to evaluate such assignee or subtenant and decide whether to consent to the assignment or sublease. Landlord will notify Tenant of its decision in writing and Landlord's failure to do so within said ten (10)-business day period shall be deemed an approval of said subtenant. Landlord's consent to such subletting or assigning shall not be unreasonably withheld. Landlord and Tenant hereby recognize, without limitation to the foregoing, that characteristics of an unacceptable assignee or sublessee may include if the proposed subtenant or assignee or the individual or principal owners or operators of the proposed subtenant or assignee: (a) is of a character or engaged in a business or proposes to use the Premises in a manner inconsistent with the standards and quality of the Building; (b) proposes to use the Premises for a purpose which violates restrictions which favor any other tenant in any other lease in the Building; (c) has an unfavorable (or less good than Tenant's) reputation, credit standing or poor or insufficient business history; or (d) is already a tenant in the Building unless no other space is available. Landlord's formal consent, if any, shall only be effected, in writing, signed by the Landlord. In the event that Landlord consents to the assignment or sublease, Tenant may execute the assignment or sublease and collect all rents due thereunder subject to the provisions of subsection (iv) below.

          (iv) Following the execution of any assignment or sublease to which Landlord has consented and throughout the term thereof, Tenant will pay Landlord fifty percent (50%) of the net profit received by Tenant in connection with the assignment or subletting. For purposes hereof, "net profit" shall mean all rent, additional rent or other consideration paid by such assignee or sublessee in excess of the Monthly Base Rent and Adjustments payable by Tenant under this Lease (on a monthly basis during the Term, and on a per rentable square foot basis, if less than all of the Premises are transferred), after deducting the reasonable expenses incurred by Tenant for any, alterations and improvements to the Premises, any other economic concessions or services provided to the assignee or sublessee, and any customary brokerage commissions paid in connection with the assignment or sublease. If part of the consideration for such assignment or sublease shall be payable other than in cash, Landlord's share of such non-cash consideration shall be in such form as is reasonably satisfactory to Landlord. The net profit due Landlord hereunder shall be paid within ten (10) days after Tenant receives any net profit from the assignee or sublessee.

          (v) If Tenant does not assign or sublet the space within one hundred twenty (120) days after Landlord elects not the recapture the space, Tenant may not thereafter assign or sublet the space without first repeating the procedures hereinabove set forth.

     (f) Consent by Landlord to Tenant for assignment or subletting all or any part of the Premises will not release Tenant from direct and primary liability under this Lease for the performance of all of Tenant's covenants, duties, and obligations under this Lease, and Landlord will retain Landlord's rights to enforce the provisions of this Lease against Tenant or any assignee or subtenant without demand upon or proceeding in any way against any other person. Consent to a particular assignment or sublease will not be deemed a consent to any other or subsequent transaction.

     18. WAIVER OF CLAIMS AND INDEMNITY; LIMITATIONS ON LIABILITY. Except for Landlord's gross negligence and willful and wanton conduct or the gross negligence or willful and wanton conduct of Landlord's employees and agents acting solely within the scope of their employment with Landlord, Tenant releases Landlord, its beneficiaries, Landlord's Management Agent, and their respective agents and employees from, and waives all claims for damages to persons or property sustained by Tenant or any person claiming under Tenant resulting form the disrepair or inadequacy of the Building or Premises, or any equipment or appurtenance, or resulting directly or indirectly from any act or neglect of any person (except to the extent proscribed by 765 ILCS 705/1). This Section 18 will apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air-conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures. Except for the gross negligence or willful and wanton conduct of Landlord's employees and agents, all property belonging to Tenant or any occupant of the Premises that is in the Building or the Premises will be there at the risk of Tenant or other person only, and Landlord will not be liable for damage to, or theft or misappropriation of, any such property.

     Tenant agrees to indemnify and save Landlord, its beneficiaries, Landlord's Management Agent, and its respective agents and employees harmless against any and all claims, demands, costs and expenses, including reasonable attorneys' fees and costs of defense, arising from Tenant's occupation of the Premises or from any breach or default on the part of Tenant in the performance of any covenant or agreement to be performed by Tenant pursuant to the terms of this Lease or from any act or negligence of Tenant, its agents, servants, employees or invitees, in or about the Premises. Except as otherwise provided herein, so long as Tenant has not been determined in default hereunder by a court of competent jurisdiction, and so long as Tenant is not responsible for the complained of loss (wholly or partially), then Landlord shall defend, indemnify and save Tenant harmless against any and all claims, demands, costs and expenses, including reasonable attorneys' fees, arising out of Tenant's mere status and as Lessee under the terms of this Lease, or for any act of negligence of Landlord, or Landlord's agents and employees to the extent Landlord is responsible for their acts under applicable law.

     19. SUBORDINATION; ESTOPPEL CERTIFICATES; ATTORNMENT. This Lease is subject to all ground or underlying leases and to the lien of all mortgages or deeds of trust which may now or hereafter affect such leases or the Property, and to all renewals, modifications, consolidations, replacements, and extensions therefor, so long as the ground or underlying lessor, mortgagee or other secured party under said ground or underlying lease, or mortgage or deed of trust, as the case may be, delivers to Tenant a non-disturbance and attornment agreement in the form and substance then being used by such ground or underlying lessor, mortgagee or secured party, as the case may be, which non-disturbance agreement shall contain a provision allowing Tenant to occupy the Premises pursuant to the terms of this Lease if, and provided that, Tenant is not in default under this Lease. At Landlord's request, Tenant shall promptly execute appropriate certificates, subordination agreements, or other documents reasonably requested by Landlord to confirm such subordination.

     Tenant shall execute and return within ten (10) days, any certificate that the Landlord may reasonably request from time to time stating: (a) that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification; (b) the amount of the Monthly Base Rent and other amounts payable by Tenant hereunder and the dates to which such Rent and other amounts have been paid; (c) the amount of any Security Deposit or prepaid Rent; (d) a statement that to Tenant's knowledge there is no present default on the part of the Landlord, or attach a memorandum stating any such instance of default; (e) that Tenant has no right to set-off and no defense of counterclaim against enforcement of its obligations under the Lease; and (f) such other matters as Landlord may reasonably require. Any such certificate may be relied upon by Landlord or any prospective transferee or mortgagee. Failure to deliver the certificate within twenty days after Landlord's request shall be conclusive upon Tenant for the benefit of Landlord and any successor to Landlord, that this Lease is in full force and effect, free from any default on the part of the Landlord, that Tenant claims no set-off, defenses or counterclaims and that this Lease has not been modified.

     Notwithstanding the foregoing, and in addition thereto, the party secured by any mortgage or deed of trust shall have the right to recognize this Lease and, in event of any foreclosure sale under such mortgage or deed of trust, this Lease shall continue in full force and effect at the option of the parties so secured or such purchaser under any such foreclosure sale, and Tenant shall attorn to the parties so secured or such purchaser, as the Landlord under this Lease. Landlord shall, as to Tenant, be relieved of any further liability hereunder, but not any liability existing prior thereto. In connection therewith, Tenant hereby waives the provision of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any foreclosure proceeding is prosecuted or completed. Tenant also covenants and agrees that Tenant will, at the written request of the party or parties secured by any such mortgage or deed of trust, execute, acknowledge, and deliver any instrument for the subordination of such mortgage or deed of trust to this Lease; provided, however, that the party secured by such mortgage or deed of trust, and any successor in interest, shall not be responsible for repayment of any Security Deposit paid hereunder unless actually received by such party, and shall not be bound by any payment of Rent in advance for more than 30 days, or by any modification of this Lease made subsequent to the recordation of such mortgage, or deed of trust which is made without the consent of the party secured by such mortgage, or deed of trust or such successor in interest.

     At the option of any landlord under any ground or underlying lease to which this Lease may become subject or subordinate, Tenant agrees that neither cancellation nor termination of such ground or underlying lease shall, by operation of law or otherwise, result in cancellation or termination of this Lease or of the obligations of Tenant hereunder, and Tenant covenants and agrees to attorn to such landlord or to any successor to the landlord's interest in such ground or underlying lease between Tenant and such Landlord or its successor. In any case, such landlord or successor under such ground or underlying lease shall not be bound by any prepayment by Tenant of any Rent for more than 30 days in advance so that Rent shall be payable under this Lease in accordance with its terms from the date of the termination of the ground or underlying lease as if such prepayment had not been made. When the Building or the Premises or any part thereof is at any time subject to a mortgage or a deed of trust or similar instrument, and this Lease or the rents are assigned to any mortgagee, trustee, or beneficiary and Tenant is given written notice thereof (including the post office address of such assignee), then Tenant shall not terminate this Lease for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee. The notice shall specify the default in reasonable detail, and afford such assignee a reasonable opportunity to make performance, at its election, for and on behalf of Landlord. Tenant further agrees that if Landlord or such assignee cures such default within 60 days after such notice to such assignee, or if such default cannot be cured within that time, then within such additional time as may be necessary if within such 60-day period Landlord or such assignee has commenced and is diligently pursuing such cure (including, without limitation, commencement of foreclosure proceedings, if necessary, to cure), then this Lease will not be terminated while such remedies are being so diligently pursued.

     20. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord reserves and may exercise the following rights without affecting Tenant's obligations under this Lease:

     (a) to change the name or street address of the Building, and so long as the change of name or street address was due solely to Landlord's discretionary decision, then Landlord shall reimburse Tenant for reasonable costs incurred by Tenant to identify its Business and Business Address;

     (b) to install and maintain a sign or signs on the interior or exterior of the Building;

     (c) to have access for Landlord and other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Post Office;

     (d) to designate approved sources furnishing sign painting and lettering, drinking water, towels, coffee service, and toilet supplies, lamps and bulbs used on the Premises;

     (e) to decorate, remodel, repair, alter, or otherwise prepare the Premises for re-occupancy if Tenant abandons the Premises prior to the expiration of the Term;

     (f) to retain at all times pass keys to the Premises;

     (g) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

     (h) to exhibit the Premises to others within six months of the expiration of the Lease, upon reasonable notice to Tenant or its staff;

     (i) to close the Building after regular working hours and on holidays subject, however, to Tenant's right to admittance after such regulations as Landlord may prescribe, in its sole and absolute discretion, from time to time, which may include requiring that persons entering or leaving the Building identify themselves to watchmen by registration or otherwise and that such persons establish their right to enter or leave the Building;

     (j) to approve the weight, size, and location of safes or other heavy equipment or articles, which articles may be moved in, about, or out of the Building or Premises only at such times and in such manner as Landlord may direct and in all events, at Tenant's sole risk and responsibility;

     (k) to effect inspections, repairs, alterations, decorations, additions, and improvements to the Premises or the Building, as may be necessary or desirable for the safety, protection, or preservation of the Premises or the Building or Landlord's interest, or in the operation of the Building, including but not limited to modifications of the lobby and common areas of the Building;

     (l) to temporarily close portions of the lobby, common areas and entrance ways to permit the use of the atrium area for special events and activities; provided that at all times during such use of the atrium area Landlord shall provide Tenant with alternative entrance ways and access to the Premises.

     (m) Landlord may enter upon the Premises and may exercise any of the foregoing rights without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of Rent or affecting any of Tenant's obligations under this Lease.

     21. HOLDING OVER. If Tenant retains possession of any part of the Premises after the termination of the Term, by lapse of time or otherwise, Tenant will pay Landlord monthly rent at 150% of the rate payable for the month immediately preceding such holding over (including amounts for Adjustments and Additional Rent, which Landlord may reasonably estimate), computed on a per month basis, for each month or part thereof (without reduction for any partial month) that Tenant remains in possession (except that if Tenant vacates within fifteen (15) days after such Expiration Date, it shall be computed on a per diem basis), and if Tenant retains possession of any part of the Premises for thirty (30) or more days after the termination of the Term, Tenant will also pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. Alternatively, if Tenant does not vacate the Premises on or before 60 days after the termination of the Term, by lapse of time or otherwise and at Landlord's election expressed in a written notice to Tenant and not otherwise, such retention of possession will be the greater of then prevailing market rate as determined by Landlord or 200% of the latest
Monthly Base Rent, plus Additional Rent and all Adjustments applicable for such year. The provisions of this Section do not exclude Landlord's rights of re-entry or any other right under this Lease. Notwithstanding the foregoing, Tenant shall only be liable for consequential damages sustained by reason of Tenant's retention of the Premises if Landlord gives Tenant written notice (which notice may be delivered at any time after the 90th day before the Expiration Date) that unless Tenant vacates on the Expiration Date or within ten (10) after the giving of written notice, whichever is later, Tenant shall be liable for consequential damages.

     22. DEFAULT. The occurrence of any one or more of the following shall constitute a default ("Default") under this Lease:

     (a) if Tenant defaults in the payment of Rent or any other amount due under this Lease, and such default is not cured within ten days after the same is due; or

     (b) if Tenant assigns, sublets or otherwise transfers all or part of its interest under this Lease in violation of Section 17; or

     (c) if Tenant defaults in the prompt and full performance of any other provision of this Lease (not relating to the payment of money), and such default is not cured within thirty (30) days after written notice to Tenant, provided that if such default is susceptible to cure but cannot, by the use of the best efforts, be cured within thirty (30) days, Tenant shall not be deemed to be in default hereunder if within said thirty (30)-day period Tenant commences to cure such default and thereafter proceeds diligently and continuously to effectuate such cure at the earliest practicable time, but in no event later than ninety
(90) days after the initial notice;

     (d) if Tenant's leasehold interest is levied upon or attached by process of law, or if Tenant makes an assignment for the benefit of creditors or admits Tenant's inability to pay Tenant's debts, or if a receiver is appointed for any property of Tenant provided, however, Tenant may cure such default within a reasonable time (not to exceed sixty (60) days); or

     (e) if any involuntary proceeding under any bankruptcy act is filed against Tenant or any guarantor of Tenant's obligations under this Lease in any court or tribunal which is not discharged within sixty (60) days after filing, or if any voluntary petition or similar proceeding under any bankruptcy act is filed by Tenant or any guarantor of Tenant's obligations under this Lease in any court or tribunal, or if Tenant or any guarantor of Tenant's obligations under this Lease acknowledges, is adjudged or declared insolvent or unable to pay any of its debts.

     23. FEES AND EXPENSES OF LANDLORD'S REMEDIES; DISPUTE RESOLUTION; ATTORNEYS' LITIGATION.

     (a) If a Default occurs, Landlord shall have the following rights and remedies; all of Landlord's rights and remedies under this Lease are distinct, separate and cumulative, and none will exclude any other right or remedy allowed by law:

          (i) Landlord may, with notice of such election and without force or with other action by Landlord, immediately terminate this Lease, in which event the Term of this Lease shall end and all right, title, and interest of Tenant hereunder shall expire; or

          (ii) Landlord may, with or without notice of such election, and with or without any demand, without terminating this Lease, immediately terminate Tenant's right to possession of the Premises, in which event the right of Tenant to possession of the Premises shall cease, but Tenant's obligations under this Lease shall continue in full force and effect; or

          (iii) Landlord may specifically enforce the provisions of this Lease and may enforce and protect the rights of the Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement herein or for the enforcement of any other appropriate legal or equitable remedy, including the recovery of all moneys due or to become due under any of the provisions of this Lease.

     (b) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of this Lease, Tenant will immediately surrender possession and vacate the Premises and deliver possession of the Premises to Landlord.

     (c) If Landlord elects to terminate Tenant's right to possession only, without terminating this Lease, Landlord, at Landlord's option, may enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in Subsection (b) above without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay Rent under this Lease for the full Term, and Landlord will use its best efforts to relet all or any part of the Premises for Tenant's account for such Rent and for such time and upon such terms as Landlord in Landlord's sole discretion may determine. Landlord will not be required to observe any instruction given by Tenant about such reletting. In such case, Landlord may make repairs, alterations, and additions in or to the Premises and redecorate the same to the extent deemed by Landlord necessary, and Tenant will, upon demand, pay the cost of such repairs, alterations, additions, and redecorating, together with Landlord's expenses of the reletting as Additional Rent. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay the full amount of the Rent due under this Lease, together with the costs of repairs, alterations, additions, redecorating, and Landlord's expenses, Tenant will pay to Landlord the amount of each monthly deficiency upon demand. Whether Landlord elects to terminate the Lease or to terminate possession, at any time thereafter upon notice from Landlord, Tenant shall immediately pay to Landlord, a sum equal to the entire amount of the Rent specified in Section 1 of this Lease, plus Adjustments in accordance with Section 5 as estimated by Landlord, for the residue of the Term plus any other sums then due under this Lease, less the fair rental value of the Premises for such period.

     (d) Any property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed, or stored by Landlord at Tenant's risk, cost, and expense, and Landlord will in no event be responsible for the value, preservation, or safekeeping of such property. Tenant will pay to Landlord, as Additional Rent, upon demand, all expenses incurred in such removal and all storage charges against such property. Any such property of Tenant not retaken from the Premises or from storage by Tenant within 30 days after the end of the Term, however terminated, will at the option of Landlord be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant.

     (e) Except for actions for possession instituted by Landlord, any dispute or controversy arising between Landlord or Tenant involving the interpretation, application or enforcement of any provision of this Lease, or arising out of this Lease, shall be submitted and determined by binding arbitration in accordance with the governing rules of the American Arbitration Association (or the rules of any comparable organization that operates within the City of Chicago, Illinois, in the event that the American Arbitration Association is not then in existence), subject to the following:

          (1) The demand for arbitration shall be initiated by either party in accordance with the Commercial Arbitration Rules of the American Arbitration Association;

          (2) There shall be a single arbitrator whose selection will be made in accordance with the provisions for the selection of arbitrators by the American Arbitration Association. The arbitrator selected shall be an attorney, with commercial lease experience;

          (3) The jurisdiction of the arbitrator and the arbitrability of any issue shall be decided by the arbitrator in the first instance;

          (4) The venue of any arbitration shall be the City of Chicago, State of Illinois and the controversies shall be resolved according to the laws of the State of Illinois;

          (5) Notwithstanding any provisions of the Illinois Code of Civil Procedure or the Commercial Arbitration Rules of the American Arbitration Association, each party shall be provided with the opportunity to conduct discovery as in civil litigation as provided by the Federal Rules of Civil Procedure, and any arbitration shall be conducted in accordance with the rules of evidence in the State of Illinois; and

          (6) Except with regard to attorneys' fees, the parties shall share equally in the costs and expenses of arbitration unless the arbitrator finds that the position of non-prevailing party was frivolous or without sufficient merit, in which event the arbitrator may assess all such costs and expenses against the non-prevailing party.

     (f) If either party shall institute any suit or seek arbitration against the other party in any way connected with this Lease or for the recovery or possession of the Premises, the successful party shall recover from the other a reasonable sum for its attorneys' fees in connection with such suit or arbitration. In the event that multiple issues are tried or arbitrated, in order to be determined the "successful party," the arbitrator or the court may consider each issue separately in awarding reasonable attorneys' fees hereunder. The amount of such attorneys' fees shall be fixed by the court or arbitrator as the case may be. If any person who is not a party to this Lease institutes or threatens to institute an action against Tenant in which Landlord shall be joined as a party (voluntarily or involuntarily), the Tenant shall reimburse Landlord for all attorneys' fees incurred by Landlord in connection therewith.

     (g) If there is a Default prior to the second (2nd) anniversary of the Commencement Date, then in addition to all of Landlord's other remedies pursuant to this Lease or by operation of law, and notwithstanding any other provision of this Lease, Landlord will also be entitled to recover the "unrealized value of broker's and other fees paid by Landlord relating to this Lease" and the value of "rent, tenant improvement and other concessions" (as such terms are defined below). After the second (2nd) anniversary of the Commencement Date, Landlord shall not be entitled to the remedy provided in this paragraph 23 (g). For the purposes of this section, the following terms have the following meanings: the term "unrealized value of broker's and other fees paid by Landlord relating to this Lease" means the total amount of all broker's and other fees paid by Landlord relating to this Lease, including, but not limited to, attorneys' fees and similar fees and costs incurred by Landlord in the negotiation and preparation of this Lease, divided by the total number of years in the Term, and such quotient then multiplied by the number of years (including any partial year) which remained in the Term when Landlord exercised Landlord's rights under this Section; the term "rent concession:" means the amount, if any, by which the market rental for the Premises for the period prior to Landlord's exercise of Landlord's rights under this section exceeds the Monthly Base Rent actually paid by tenant to Landlord during the period prior to Landlord's exercise of Landlord's right under this Section (unless otherwise specified in Section 1, such market rental for the Premises will be deemed to be the PRO FORMA rental used by Landlord as of the date of this Lease in making Landlord's financial Projections); the term "tenant improvement concessions" means the amount, if any, by which the total cost of Tenant improvements made to the Premises and paid for by Landlord exceeds the standard amount, as of the date of this Lease, paid by Landlord for the benefit of Tenant to induce Tenant to enter into this Lease and any payment of allowance for Tenant's moving expenses or expenses incurred by tenant in terminating another lease.

     24. SURRENDER OF POSSESSION. Upon the expiration or other termination of this Lease. Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all of Tenant's property. If Tenant does not remove Tenant's property from the Premises prior to the end of the Lease Term, however ended, then the property shall be administered, disposed as transferred as provided in Section 23(d) hereof.

     Not later than 60 days before this Lease terminates or Tenant vacates the Premises, Tenant shall give Landlord written notice of its intended departure and will schedule a joint inspection with Landlord of the Premises in preparation for Tenant's vacation of the Premises. At such joint inspection Landlord will prepare a list of the following items for Tenant to resolve before vacating the Premises:

     (a) repairs that will need to be made to the Premises before vacation, if any;

     (b) equipment or fixtures that may be removed and a procedure that must be followed in order to remove such items from the Building, which may include a "check out" procedure with an employee of Landlord at the Building;

     (c) equipment or fixtures that may not be removed from the Premises in accordance with Section 11 hereof.

     Tenant will have ten days after receipt of such list from Landlord to make written exception to any matter on such list. Such list shall be binding on Tenant and Landlord except to the extent that, because of hidden problems, Landlord could not reasonably ascertain whether certain repairs or restoration would be needed until vacation of the Premises. If Tenant fails to arrange such joint inspection, any list of needed restoration or repair prepared by Landlord as a result of Landlord's inspection at or after Tenant's vacation of the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     Tenant's obligation to observe or perform this covenant will survive the expiration or other termination of the Term of this Lease.

     25. NOTICES. All notices must be in writing, and will be effectively served in the following manner:

     (a) Notices will be effectively served by Landlord upon Tenant either:

          (i) Upon personal service to any partner of Tenant, or to Tenant's office manager; or

          (ii) By forwarding, by Certified or Registered Mail, postage prepaid, or by delivery to a recognized overnight carrier service for next day delivery to Tenant, any Partner of Tenant, Tenant's Office Manager, or Tenant's Registered Agent.

     (b) The addresses for notices will be those addresses shown in Section 1, or, if notified in writing of another address by either party, at such address.

     (c) Notices will be effectively served by Tenant upon Landlord when addressed to Landlord and served either:

          (i) upon personal service on Landlord's Management Agent, or

          (ii) upon forwarding, by certified or registered mail, postage prepaid, or delivery to a recognized overnight courier service for next day service, to Landlord's Management Agent.

          26. INTENTIONALLY DELETED.

          27. SECURITY DEPOSIT.

     (a) Tenant shall deposit with a representative of the Landlord, upon the execution of this Lease, the Security Deposit as security for the full and faithful performance by Tenant of every item, provision, covenant, and condition of this Lease. Landlord will have no obligation to segregate the Security Deposit from Landlord's other funds. Upon the occurrence of a Default by Tenant in respect to any of the terms, provisions, covenants, or conditions of this Lease, including, but not limited to, payment of Rent, Landlord may use, apply, or retain the whole or any part of the Security Deposit for the payment of any such Rent in default, or for any other sum which Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damage or deficiency accrued before or after any re-entry by Landlord. If any of the Security Deposit is so used, Tenant, on written demand by Landlord, will promptly pay to Landlord such additional sum as may be necessary to restore the Security Deposit to the original amount. If

Tenant fully and faithfully complies with all of the terms, provisions, covenants, and conditions of this Lease, the Security Deposit, or any balance thereof, will be returned to Tenant after the latest of the following:

          (i)   the time fixed as the expiration of the Term of this Lease;

          (ii) The surrender of the Premises by Tenant to Landlord in accordance with this Lease; and

          (iii) the receipt by Landlord of all sums due pursuant to the Lease including amounts to be paid by Tenant for Adjustments due following the expiration of the Term of the Lease

Except as otherwise required by law, Tenant will not be entitled to any interest on the Security Deposit. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the Security Deposit to the original Tenant.

     (b) Instead of depositing cash for the Security Deposit, Tenant may deliver the Security Deposit to Landlord a clean, irrevocable and unconditional letter of credit (such letter of credit and any renewal thereof being referred to herein collectively as the "Letter of Credit") in the amount of $44,076. The Letter of Credit shall be in form and substance, and issued by and drawn upon a commercial bank (the "Bank") approved by Landlord (which approval shall not be unreasonably withheld), payable upon the presentation by Landlord to the Bank of a sight draft, without presentation of any other documents, statements or authorization, which Letter of Credit (i) has an initial term of a least fourteen (14) months from the date of this Lease (ii) is freely transferable in whole or in part by Landlord without charge (iii) provides for partial draws
(iv) names Landlord as beneficiary (v) is in the amount of $44,076.00 and (vi) provides for the automatic extension of such Letter of Credit for a period of at least one (1) year from the initial and each further expiration date thereof (the last such extension to provide for the continuance of the Letter of Credit at least 60 days following the Expiration Date of this Lease) unless such Letter of Credit provides that the Bank shall give Landlord written notice of its intention not to renew the Letter of Credit not less than 60 days prior to the initial or any future expiration date of such Letter of Credit. Tenant agrees to cause the Bank to renew the Letter of Credit, in the same form from time to time during the term of this Lease, at least sixty (60) days prior to the expiration thereof so that a Letter of Credit issued by the Bank to Landlord shall be in force and effect at least sixty (60) days after the Expiration Date hereunder. The Letter of Credit shall be held by Landlord as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease, including without limitation, the surrender of possession of the Premises to Landlord as herein provided. It is agreed that in the event Tenant defaults in respect of any of the terms, conditions or provisions of this Lease, including but not limited to the payment of the Monthly Base Rent and Adjustments and Additional Rent and the aforesaid agreement to cause the Bank to renew the Letter of Credit (x) Landlord shall have the right to require the Bank to make payment to Landlord of the amounts which Landlord estimates in good faith are or will become due and owing from Tenant; (y) Landlord may apply or retain the whole or any part of said sum so paid to it by the Bank to the extent required for the payment of any

Monthly Base Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrues before or after summary proceedings or other re-entry by Landlord, without thereby waiving any other rights or remedies of Landlord with respect to such default; and (z) Landlord shall hold the remainder of such sum paid to it by the Bank, if any, as security for the faithful performance and observance by Tenant of the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed with the same rights as hereinabove set forth to apply or retain the same in the event of any further default by Tenant under this Lease. If Landlord applies any part of the proceeds of the Letter of Credit, Tenant, upon demand, promptly shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full deposit on hand at all times during the term of this Lease that is required pursuant to the terms of this Section. If Tenant fails to renew the Letter of Credit as specified above, Landlord may also draw down all or any portion of the Letter of Credit if Tenant fails within ten (10) business days of written notice, to cure said default and such proceeds shall be held by Landlord pursuant to Section 27(a) of the Lease. If Tenant shall fully and faithfully comply with all of terms, provisions, covenants and conditions of this Lease, the Letter of Credit shall be returned to Tenant by the date provided above in subsection (a).

     (c) If Tenant assigns or subleases all of the Premises to a third party in accordance with the terms hereof, then Tenant shall have the right to substitute for its Letter of Credit, a Letter of Credit on the same terms and conditions, provided by said third party, or in lieu thereof, provide cash in the full amount of the Security Deposit in which of either events, Landlord shall promptly return to Tenant its Letter of Credit.

     28. MISCELLANEOUS.

     (a) No receipt of money by Landlord from Tenant after the termination of this Lease, the service of any notice, the commencement of any suit, or final judgment for possession of the Premises will reinstate, continue, or extend the Term or affect any such notice, demand, or suit.

     (b) No waiver of compliance of any obligation, covenant, agreement or condition, or any inaccuracy, inadequacy, mistake or misstatement in any representation or warranty contained in this Lease and no consent provided for in this Lease shall be effective unless evidenced by an instrument in writing duly executed by the party to this Lease to be charged with such waiver or consent, but such waiver, consent or failure shall not operate as a waiver, or estoppel with respect to any subsequent or other failure or future compliance.

     (c) The words "Landlord" and "Tenant" will be construed to be plural where necessary, and the necessary grammatical changes required to make the provisions of this Lease apply to corporations, partnerships, individuals, men, or women will be assumed.

     (d) Each provision of this Lease will extend to and will bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representative successors, and assigns, but nothing in this subsection will be construed to be consent by Landlord to any assignment or sublet of this Lease or of Tenant's interest in this Lease except as otherwise provided in this Lease.

     (e) Submission of this instrument for examination does not constitute a reservation of or option for the Premises. This instrument when executed by Tenant and delivered to Landlord together with all sums required hereunder shall constitute an irrevocable offer by Tenant to lease the Premises in accordance with the terms hereof. In the event Tenant executes this Lease and delivers a copy thereof to Landlord within fifteen (15) business days of Landlord's receipt, Tenant's offer shall be deemed accepted and this Lease binding. In the event Tenant's offer is not accepted within said 15 business days, then Tenant may terminate the offer upon written notice to Landlord given at any time after said fifteen (15) business day period. This instrument does not become effective as a Lease or otherwise until executed and delivered by both Landlord and Tenant.

     (f) Except as otherwise provided in this Lease, all amounts owed by Tenant to Landlord under this Lease will be deemed Additional Rent and except as otherwise provided will be paid within ten days from the date Landlord renders statements of account for such amounts. All such amounts will bear interest from the date due until the date paid at the rate of 2% above the prime rate of interest of FNBC from time to time in effect, or at the maximum legal rate of interest, allowed by law, if such maximum legal rate is applicable and lower. The remedy set forth in this paragraph is in addition to any other rights or remedies Landlord may have under this Lease.

     (g) All riders attached to this Lease and initialed by Landlord and Tenant are made part of this Lease.

     (h) The headings of sections are for convenience only and do not limit or construe the contents of the sections.

     (i) If Tenant occupies the Premises prior to the beginning of the Term of this Lease with Landlord's consent, all the provisions of this Lease will be in full force and effect as soon as Tenant occupies the Premises.

     (j) Should any mortgagee, leasehold or otherwise, require a modification to this Lease, which modification will not bring about any increased cost to Tenant or in any other way substantially decrease the rights or increase the obligations of Tenant, then Tenant agrees that this Lease may be so modified.

     (k) Tenant represents that Tenant has dealt directly with and only with the Leasing Broker identified herein as broker in connection with this Lease and with Cushman & Wakefield of Illinois, Inc., and that, to the best of Tenant's knowledge, no other broker negotiated this Lease or is entitled to any commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord, its beneficiaries, Landlord's Management Agent, and their respective agents and employees harmless from all claims of any other broker who claims to have dealt with Tenant in connection with this Lease.

     (l) Tenant hereby submits to personal jurisdiction in the State of Illinois for the enforcement of Tenant's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within the State of Illinois for the purposes of litigation to enforce such obligations of Tenant. In the event such litigation is commenced, Tenant agrees that service of process may be made and personal jurisdiction over Tenant obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon Tenant's appointed Agent for Service of Process.

Tenant may designate a substitute Agent for Service of Process, or change the address to which said copies shall be sent, by notice to Landlord at the place and in the manner more fully provided in this Lease.

     (m) Landlord's title is and always will be paramount to the title of Tenant, and nothing contained in this Lease will empower Tenant to do any act which could or would encumber such title.

     (n) The laws of the State of Illinois will govern the validity, performance, and enforcement of this Lease.

     (o) If any term, covenant, or condition of this Lease or the application of any such term, covenant, or condition to any person or circumstance, to any extent, is invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, will not be affected and each term, covenant, or condition of this Lease will be valid and will be enforced to the fullest extent permitted by law.

     (p) Landlord and Tenant agree that to the extent permitted by law, each will and hereby does waive trial by jury in any action, proceeding, or counterclaim brought by either against the other on any matter arising out of or connected with this Lease. In any action brought by Landlord for possession and provided that Landlord seeks only possession or seeks to enforce only possessory rights to the Premises, then Tenant hereby waives any right to plead any counterclaim, offset or affirmative defense based upon the non-payment of Rent in that action only. Notwithstanding the foregoing Tenant may in any action at law, assert any claim it may have against Landlord. Tenant acknowledges its obligation to pay all Rent without off set or reduction of any kind whatsoever. For purposes of clarification, the purpose of this paragraph is to allow Landlord access to Chancery Court Jurisdiction for possessory issues; but nothing herein shall be construed to deny any party of its rights at law. The parties simply agree to keep the possessory issues separate form law issues.

     (q) This Lease, including all schedules and exhibits attached hereto and made a part hereof and all certificates, documents and instruments delivered pursuant to this Lease (the "Ancillary Documents") set forth and constitute the entire agreement and understanding and all of the representations and warranties of the parties to this Lease in respect of the subject matter of this Lease and the Ancillary Documents. This Lease supersedes any and all prior agreements, negotiations, correspondence, undertakings, promises, covenants, arrangements, communications, representations and warranties, whether oral or written (together the "Prior Communications"), of any party to this Lease and no party to this Lease may rely or shall be deemed to have relied upon any such Prior Communications.

     (r) In the event original Landlord, or any successor owner of the Building, sells or conveys the Building then all future liabilities and obligations on the part of the original Landlord, or such successor owner under this Lease accruing thereafter, will be binding only upon the new owner or Landlord. Any liabilities then presently accrued and due and owing to Tenant from Landlord however, remain the obligation of Landlord until those liabilities are satisfied, provided however, that liabilities under this Lease that have not accrued shall not be construed as Landlord's obligation merely because Landlord executed this Lease.

     (s) Landlord shall not be deemed in default with respect to the failure to perform any of the terms, covenants and conditions of this Lease on Landlord's part to be performed, if such failure is due in whole or part to any strike, lockout, labor dispute (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, Acts of God, acts caused directly or indirectly by Tenant (or Tenant's agents, employees, guests or invitees), acts of other tenants or occupants of the Building or any other cause beyond the reasonable control of Landlord. In such event, the time for performance by Landlord shall be extended by an amount of time equal to the period of the delay so caused.

     (t) If Tenant fails timely to perform any of its duties under this Lease, Landlord shall have the right (but not the obligation), after the expiration of any grace period specifically provided by this Lease, to perform such duty on behalf and at the expense of Tenant without further notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be Additional Rent under this Lease and shall be due and payable to Landlord upon demand by Landlord.

     (u) In order to induce Landlord to enter into this Lease, Tenant represents that it has furnished the Landlord with true, correct and complete financial statements reflecting Tenant's financial condition.

     (v) This Lease may not be amended, modified or supplemented except by an instrument in writing duly executed by the parties to this Lease.

     (w) All representations, warranties, covenants and agreements made in this Lease shall be deemed to have been material and to have been relied upon by the party to whom made or delivered, regardless of any investigations or inquiries by or on behalf of the party to whom made or delivered and shall survive the execution and / or termination of this Lease.

     (x) Time is of the essence of this Lease.

     (y) Notwithstanding anything to the contrary contained herein, any liability or obligation of Landlord under this Lease will be limited to its assets held in LaSalle National Bank, Trust No. 113979 or any successor landlord, and no owner of the beneficial interest in such Trust will be individually or personally liable for any claim arising out of this Lease. Tenant will look solely to such assets held in trust to enforce Landlord's obligations under this Lease and will not seek any damage against any other party.

     (z) Whenever this Lease requires the consent or approval of Landlord or Tenant, such consent or approval shall not be unreasonably withheld or delayed.

     29. SCHEDULE OF EXHIBITS. The Exhibit described in this section and attached to this Lease is incorporated by reference into this Lease:

          Exhibit A                Description of Premises
          Exhibit B                Work Letter
          Exhibit C                Additional Exclusions to Operating Expenses
          Exhibit D                HVAC Specifications
          Exhibit E                Janitorial Services

     30. OPTION TO EXTEND.

     (a) Provided that this Lease is then, and is on the Extension Period Commencement Date (as hereinafter defined), in full force and effect, and that no Default exists then and on the Extension Period Commencement Date, Landlord, subject to the conditions set forth in this Section 30, hereby grants to Tenant an option (the "Extension Option") to extend the term of this Lease on the same terms, conditions and provisions as contained in this Lease, except as otherwise provided herein, for one period of five (5) years (the "Extension Period"), which Extension Period shall commence on the day (the "Extension Period Commencement Date") immediately following the date set forth in Section 3 hereof as the Expiration Date, and end on the day immediately preceding the fifth (5th) anniversary of the Extension Period Commencement Date.

     (b) Tenant's option to extend pursuant to Section 30(a) hereof, shall be exercisable by written notice (the "Extension Notice") from Tenant to Landlord given no earlier than one year prior to the Expiration Date, and no later than two hundred seventy (270) days prior to the Expiration Date, time being of the essence. If not so exercised, Tenant's option to extend pursuant to this Section 30 shall expire.

     (c) Base Rent per square foot of rentable area of the Premises payable during the Extension Period with respect to the Premises shall be equal to the Market Rental Rate (as defined in Section 31) for leases of improved space, with renewal or extension terms commencing on or about the Extension Period Commencement Date.

     (d) Within forty five (45) days of Landlord's receipt of the Extension Notice, Landlord shall advise Tenant in writing of Landlord's determination of the Market Rental Rate based upon the factors, consideration and components set forth in Section 31 hereof, for terms commencing on or about the date of the Extension Period Commencement Date. If, after receiving notice of Landlord's determination of the Market Rental Rate, Tenant elects to cancel the Extension Notice, Tenant shall give Landlord written notice of such cancellation no later than ten (10) days after receipt of Landlord's determination, time being of the essence. If Tenant fails to give such cancellation notice within said ten
(10)-day period, Tenant shall be conclusively presumed to have accepted Landlord's determination of the Market Rental Rate and to have waived Tenant's right to cancel the Extension Notice.

     (e) Tenant may only exercise its option to extend pursuant to this Section 30, and an exercise thereof shall only be effective, if, at the time of Tenant's exercise of the Extension

Option and on the Extension Period Commencement Date, this Lease is in full force and effect and no Default exists, and, inasmuch as the Extension Option is intended only for the original Tenant named in this Lease (and its Corporate Successor as permitted herein), said Tenant has not assigned this Lease (except to a Corporate Successor as permitted herein) or sublet the Premises. Without limitation of the foregoing, no sublessee or assignee shall be entitled to exercise the Extension Option and no exercise of the Extension Option by the original Tenant named herein shall be effective if Tenant assigns this Lease (except to a Corporate Successor as permitted herein), or, as of the Extension Period Commencement Date, the Premises are subject to one or more subleases.

     (f) Upon valid exercise by Tenant of the Extension Option, within ten (10) business days after the Market Rental Rate has been determined, Landlord and Tenant shall enter into a written supplement to this Lease confirming the terms, conditions and provisions applicable to the Extension Period as determined in accordance with the provisions of this Section 30, with such revisions to the Base Rent and Additional Rent provisions of this Lease as may be necessary to conform to the rent provisions of this Lease to the Market Rental Rate.

     31. MARKET RENTAL RATE. For purposes of Sections 30 and 32 hereof, "Market Rental Rate" shall mean a rate comprised of Landlord's good faith determination of the prevailing base rental rate per square foot of rentable area for improved space available in the Building and any escalation of any such base rental rate (based upon a fixed step and/or index) prevailing in the Building, as so determined by Landlord taking into account all relevant factors.

     32. RIGHT OF FIRST OFFER. Landlord hereby grants to Tenant the right during the First Offer Period (as hereinafter defined) to lease, upon the terms and conditions hereinafter set forth, space totalling up to an aggregate maximum of 3,000 rentable square feet ("First Offer Space") which becomes "available for lease" during the First Offer Period located on the 2nd and 4th floors of the Building. In no event shall space totalling, in the aggregate, more than 3,000 square feet, located on both the 2nd and 4th floors be deemed "available for lease" for purposes of this Section 32. Tenant's rights hereunder are subject to the rights or options, if any, of any other tenants of the Building prior to the date of this Lease to occupy or lease the First Offer Space.

     (a) A portion of First Offer Space shall be deemed to be "available for lease" upon the occurrence of all of the following events:

          (i) such portion of First Offer Space is not the subject of an Existing Lease (as hereinafter defined);

          (ii) if such portion of First Offer Space is subject to a right or option granted in an Existing Lease (whether to extend/ renew or to expand), all of which rights or options are not exercised, the expiration of the last of such unexercised right or option; and

          (iii) if such portion of First Offer Space is subject to a right or option granted in an Existing Lease, which right or option is exercised, the expiration of the term of such Existing Lease or any later date upon which the term of the demise of such portion of First Offer

Space created by the exercise of such right or option (including any renewals or extensions thereof granted in such Existing Lease) expires.

     (b) Prior to Landlord's leasing any portion of First Offer Space which is or will be "available for lease", Landlord shall give Tenant a written notice ("Offer Notice") setting forth (i) the location, (ii) the net rentable area,
(iii) the availability date (the "First Offer Space Commencement Date"), (iv) Landlord's good faith estimate of the Market Rental Rate, taking into account the factors referred to in Section 31 hereof, (v) any concessions or allowances being offered by Landlord with respect to such First Offer Space, and (vi) all other economic terms being offered with respect to such First Offer Space. First Offer Space Commencement Date shall not be less than thirty (30) business days nor more than nine (9) months after the date such notice is given by Landlord.

     (c) Tenant's right to lease such portion of First Offer Space on the terms described in the applicable Offer Notice shall be exercisable by written notice (the "Acceptance Notice") from Tenant to Landlord given not later than five (5) business days after the Offer Notice is given by Landlord, time being of the essence. If such right is not so exercised, Tenant's right of first offer shall thereupon terminate, and Landlord may thereafter rent all or any part of First Offer Space or any other space available for lease without notice to Tenant and free of any right of Tenant. Tenant may not elect to lease less than the entire area of First Offer Space described in an Offer Notice, nor, in the aggregate, more than 3,000 rentable square feet of First Offer Space.

     (d) Tenant may only exercise its right to lease First Offer Space, or any portion thereof, and an exercise thereof shall only be effective, if, at the time of Tenant's exercise of said right and on the applicable First Offer Space Commencement Date, this Lease is in full force and effect and no event or circumstance exists which, with the giving of notice or the passage of time or both, could constitute a default by Tenant under this Lease; and, inasmuch as this right of first offer is intended only for the benefit of the original Tenant named in this Lease (and its Corporate Successor as permitted herein), the entire Premises are then occupied by the original Tenant named herein, and the original Tenant has not assigned this Lease or sublet any portion of the Premises. Without limitation of the foregoing, no assignee (except for a Corporate Successor as permitted herein) and no sublessee shall be entitled to exercise any right hereunder and no exercise of any right hereunder by the original Tenant named herein shall be effective in the event said Tenant assigns this Lease (except to a Corporate Successor as permitted herein) or subleases all or part of the Premises prior to the applicable First Offer Space Commencement Date.

     (e) If Tenant has validly exercised its right to lease a portion of First Offer Space, then, effective as of the applicable First Offer Space Commencement Date, such portion of First Offer Space shall be included in the Premises, subject to all of the terms, conditions and provisions of this Lease except that:

          (i) the Base Rent per square foot of rentable area of such portion of First Offer Space shall be equal to the rental rate quoted by Landlord to Tenant in the Office Notice;

          (ii) the rentable area of the Premises shall be increased by the rentable area of such portion of First Offer Space and such rentable area of the Premises as increased shall be utilized in calculating the Tenant's Share;

          (iii) the term of the demise covering such portion of First Offer Space shall commence on the applicable First Offer Space Commencement Date and shall expire on the Expiration Date, or on such date as this Lease is sooner terminated or extended, as the case may be, as provided in this Lease;

          (iv) First Offer Space shall be rented in its "as is" condition as of the applicable First Offer Space Commencement Date, except as otherwise may be expressly described in the Offer Notice. Any such improvements by Landlord shall be in accordance with the terms of Landlord's building standard work letter then being offered to prospective tenants; and

          (v) Tenant's Share of Taxes and Tenant's Share of Operating Expenses owed on account of First Offer Space for the calendar year in which First Offer Space Commencement Date occurs shall be prorated based on that portion of the calendar year which fails on and after First Offer Space Commencement Date.

     (f) If Tenant has validly exercised its right to lease all or any portion of First Offer Space in accordance with the terms hereof, Landlord and Tenant, within thirty (30) business days after request by either party hereto, shall enter into a written amendment to this Lease confirming the terms, conditions and provisions applicable to such portion of First Offer Space as determined in accordance herewith.

     (g) In the event Landlord is unable to deliver to Tenant possession of any portion of First Offer Space on or before the applicable First Offer Space Commencement Date for any reason whatsoever, Landlord shall not be subject to any liability for such failure to deliver possession. Such failure to deliver possession shall not affect either the validity of this Lease or the obligations of either Landlord or Tenant hereunder or be construed to extend the expiration of the Term of this Lease either as to such portion of First Offer Space or the balance of the Premises; provided, however, that under such circumstances, rent shall not commence as to such portion of First Offer Space until Landlord does so deliver possession to Tenant.

     (h) In the event any portion of First Offer Space is leased to Tenant other than pursuant to the right of first offer described herein, such portion of First Offer Space shall thereupon be deleted from First Offer Space.

          (i) As used herein, the term "Existing Lease" shall mean a lease (other than this Lease) of any space in the Building or an option to lease or occupy any space in the Building contained in a lease executed before September 1, 1999 (including extensions and renewals of such lease pursuant to options granted therein), whether or not the term of such lease has yet commenced.

As used herein, the term "First Offer Period" shall mean the period commencing on the Commencement Date, and expiring on the later of (1) if Tenant does not exercise its option to extend provided in Section 30, two hundred and sixty nine (269) days before the Expiration Date, and (2) if Tenant does exercise its option to extend provided in Section 30, one (1) year after the date on which Tenant has exercised such option.

     33. EXECUTION. IN WITNESS WHEREOF, the parties hereto have executed this Lease the date first above written. (FOR THE EXCULPATORY PROVISION OF LASALLE BANK NATIONAL ASSOCIATION SEE ATTACHED EXHIBIT "D")


TENANT:                                    LANDLORD: LaSalle Bank National Association
                                           formerly known as LaSalle National Bank successor
PEAK 6 CAPITAL MANAGEMENT, LLC             to LASALLE NATIONAL TRUST N.A. as trustee No. 113979
                                           & not personally


By: /s/ Jennifer J. Makowiec               By:/s/ [ILLEGIBLE]
   --------------------------------           ----------------------------------
        Jennifer J. Makowiec
        Managing Member                    Title: Sr Vice President
                                                 -------------------------------

By: /s/ Matthew N. Holsizer                Attest: /s/ Nancy A. Carlen
   --------------------------------               ------------------------------
        Matthew N. Holsizer                          Asst Secretary
        Managing Member

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

                                 EXHIBIT - A
                                 2nd Floor
                                 209 South LaSalle Street


                           [DESCRIPTION OF FLOOR PLAN]

                                 EXHIBIT B

                                WORK LETTER

Landlord and Tenant are executing simultaneously herewith a written lease (the "Lease") to which this Exhibit B is attached relating to certain space in The Rookery Building-TM-, commonly known as 209 South LaSalle Street, Chicago, Illinois and more particularly described in the Lease. The terms used herein shall have the meanings ascribed to them in the Lease unless otherwise stated herein. The terms and conditions of the Lease are hereby incorporated by reference as if each and every term, provision and condition thereof was recited herein at length. In consideration of the respective covenants of the parties described in the Lease, Landlord and Tenant agree that their respective rights and obligations n reference to the construction of the Premises shall be as follows:

I.   BASE BUILDING CONSTRUCTION - LANDLORD'S BASE BUILDING WORK

     Landlord agrees, at its sole cost and expense, to remove the existing staircase in the reception area of the Premises and to patch damage to the ceiling and repair other damage resulting from such removal (the "Base Building Improvements"), including obtaining, paying for, and making all arrangement for those construction permits directly necessary for Base Building Improvements. The term "provide" as used below shall mean "furnish and install". Landlord at Landlord's sole cost and expense shall cause to be prepared complete plans and specifications for the construction of the Base Building Improvements ("Landlord's Plans").

     Landlord covenants and agrees that all Base Building Improvements will be substantially completed on or before the Delivery Date; provided that
     (i) Tenant acknowledges that certain specific items of the Base Building Improvements will not be completed prior to the Delivery Date and may be completed during the period of time that Tenant is performing the Tenant's Work but Landlord's completion of such items shall not materially interfere with Tenant's Work and (ii) the substantial completion of the Base Building Improvements shall be subject to the terms of Section 28(s) of the Lease. All Landlord's Plans shall comply with all applicable statues, ordinances, regulations, laws and codes (including without limitation, the Americans With Disabilities Act), and with the requirements of Landlord's fire insurance underwriters. The Base Building Improvements shall be performed in a good and workmanlike manner, using only good grades of material and in compliance with the Landlord's Plans, all insurance requirements, applicable laws and ordinances, and rules and regulations of governmental departments or agencies.

II.  CONSTRUCTION OF TENANT IMPROVEMENTS - TENANT'S WORK

     Tenant agrees to complete and perform the following duties and obligations, at its sole cost and expense with due credit for the Tenant Improvement Allowance provided for in Section IV herein, in connection with the construction of the improvements within the Premises ("Tenant's Work"):

A. DELIVERY OF FINAL CONSTRUCTION DOCUMENTS. Tenant shall deliver to Landlord, together with the bids from contractors received under Paragraph II.C below, all changes requested by such contractors to Tenant's Final Plans approved by Landlord pursuant to Paragraph II.B below. Landlord shall review and approve such requests for changes in the manner and within the time period specified in Paragraph II.B for the review and approval of Final Plans, and upon approval, Tenant shall make all necessary changes to the Final Plans to effectuate such changes.

B.   PROPOSED AND FINAL PLANS

     1. All architectural drawings for Tenant's Work shall be prepared at Tenant's sole cost and expense, with due credit for the Tenant Improvement Allowance provided for in Section III herein, by a licensed architect ("Tenant's Architect of Record"), whom Tenant shall employ having been previously approved by Landlord. All engineering drawings shall be prepared at Tenant's sole cost and expense by a licensed engineer designated by Tenant and approved by Landlord.

     2. Within ten (10) days after execution and delivery of the Lease by all parties, Landlord shall deliver to Tenant drawings for Base Building Improvements and make available for inspection in Landlord's Management Agent's office copies of Landlord's Plans. Tenant shall cause to be prepared and delivered to Landlord, for Landlord's approval, the following required drawings ("Tenant Plans") for all Tenant's Work in the Premises.

          a. Architectural drawings (consisting of floor plans and plans of ceiling lighting and layout, power outlets and telephone outlets.

          b. Engineering drawings (consisting of HVAC, electrical, telephone, plumbing, fire protection, life safety and structural);

          c. Finish schedule (consisting of wall finishes and floor finishes and miscellaneous details).

     3. Within fifteen (15) days after the execution and delivery of the Lease by both parties, Tenant shall deliver three (3) sets of "Tenant Plans" to Landlord, which the Landlord shall review and approve prior to any commencement of Tenant's Work by Tenant.

     4. Within four (4) business days after Landlord's receipt of Tenant's Plans, Landlord shall have opportunity to advise Tenant of any changes required to obtain Landlord's approval, Landlord will provide an itemized list of the Landlord's concerns, and if Landlord does not advise Tenant within the aforesaid 4-day period, then Landlord shall be deemed to have approved such plans.

     5. If Landlord advises Tenant of changes required to obtain Landlord's approval of the Tenant Plans under Paragraph II.B.4 above, then Tenant shall revise the Tenant Plans to conform to such requested changes and resubmit the Tenant Plans to Landlord. Landlord shall within three (3) business days after receipt of the revised Tenant Plans, advise Tenant of any additional changes which may be required to obtain Landlord's approval and if Landlord does not advise Tenant within the aforesaid 3-day period then Landlord shall be deemed to have approved the resubmitted plans. Landlord shall have no right to request any additional changes which are inconsistent with the initial changes required by Landlord pursuant to Paragraph II.B.4 above, and Landlord may request additional changes solely for the purpose of conforming the Tenant Plans to the changes required by Landlord pursuant to Paragraph II.B.4 above. Landlord shall exercise reasonable discretion with respect to the changes requested pursuant to Paragraph II.B.4 above and this Paragraph, except that Landlord may exercise complete discretion in connection with its approval or disapproval of any element of Tenant Plans which are governed by, but deviate from, the Rookery Historic Landmark Design Covenants contained in Article V of this Work Letter. If Landlord requires changes in Tenant Plans hereunder, Tenant shall revise such Tenant Plans and resubmit them to Landlord. Landlord shall again, within three (3) business days after receipt of the revised Tenant Plans, advise Tenant of any further changes required for Landlord's approval, subject to the same limitations on Landlord's right to request additional changes as specified in this Paragraph. This process shall continue until Landlord has approved the revised Tenant Plans, and the date that Landlord approves the Tenant Plans shall be referred to as the "Final Approval Date." Tenant shall at all times use all diligence (including furnishing Landlord with satisfactory documents for Landlord's review) that may be required so that Landlord has in all events approved Tenant Plans or revised Tenant Plans (as the case may be) on or before and not later than the Delivery Date. "Final Plans" shall mean the Tenant Plans, as revised, which have been finally approved by Landlord and Tenant in writing.

     6. All Final Plans shall comply with all applicable statutes, ordinances, regulations, laws, and codes and with the requirements of Landlord's fire insurance underwriters. Neither review nor approval by Landlord of the Proposed Plans and resulting Final Plans shall constitute a representation or warranty by Landlord that such plans either (i) are complete or suitable for their intended purpose, (ii) comply with applicable laws, ordinances, codes and regulations, it being agreed by Tenant that Landlord assumes no responsibility or liability whatsoever to Tenant or to any other person or entity for such completeness, suitability or compliance (except that Landlord shall notify Tenant of any such matter which Landlord identifies in its review of proposed Tenant Plans or Final Plans). Tenant shall not make any changes in the Final Plans without Landlord's prior written approval given within the time period and subject to the same standards applicable to Landlord's approval of Tenant Plans under this Paragraph II.B excepting immaterial changes which in no way affect the historical nature of the Building or otherwise conflict with the Lease, including Sections 7(b) and 20(k) therein, but Tenant shall in all cases notify Landlord in writing of any such immaterial changes.

C.   BIDDING REVIEW AND CONTRACT AWARD

     1. Tenant shall issue the Final Plans to Landlord and the qualified contractors designated by Tenant and approved by the Landlord, for the purpose of preparing bids for Tenant's Work.

     2. Tenant shall provide to Landlord a copy of the bid from such contractor together with a copy of the proposed contract with such contractor. Landlord shall have four (4) business days in which to approve or disapprove such contract with such contractor (the "General Contract"). In no event may Tenant enter into a contract with any such contractor without the prior consent of Landlord which will not be unreasonably withheld; provided, however, that Landlord may refuse its consent to such General Contract if:

          (i) the price and terms of the General Contract provide for other than a fixed price contract with regular payments;

          (ii) the cost of completing the Tenant's Work exceeds the amount of funds available under the Tenant Improvement Allowance as hereinafter defined, unless and until Tenant deposits in escrow pursuant to Paragraph III.C below, sufficient funds to assure payment of such costs in excess of the Tenant Improvement Allowance; and

          (iii) the General Contract and all major subcontracts do not require a retention of not less than ten percent (10%) until final completion.

     3. Provided that Landlord has approved the General Contract, as herein required, Tenant shall make no changes or modifications to the General Contract without the prior written consent of Landlord, which consent shall not be unreasonably withheld; excepting immaterial changes which in no way affect the historical nature of the Building or otherwise conflict with the Lease, including paragraphs 7 (b) and 20 (k) therein, but in all cases Tenant shall notify Landlord in writing of any such immaterial change.

     4. The Tenant may elect at his sole discretion to award the Contract to any contractor that the Landlord has previously approved subject to the requirements set forth above.

     5. Concurrently with the conduct of bids by Tenant hereunder, Landlord shall issue to the contractors receiving Tenant's bid package Landlord's bid package for performance of the Base Building Improvements. Landlord and Tenant shall coordinate the bidding process to attempt to cause the bidding contractors to return their bids on the Tenant's Work and Base Building Improvements Work concurrently. Subject to Landlord's right reasonably to review and approve bids received for Base Building Improvements, Landlord shall select the same contractor as Tenant selects for performance of the Tenant's Work to perform the Base Building Improvements on behalf of Landlord. If Landlord rejects such contractor's bid, then the parties shall rebid (or negotiate) as necessary in order that the same contractor shall perform both the Base Building Improvements and Tenant's Work, and coordinate such work under the applicable provisions of this Work Letter.

D. TENANT'S PERFORMANCE OF TENANT'S WORK. Tenant shall be responsible for performing all Tenant's Work in the Premises.

     1. Tenant shall submit to Landlord not less than eight (8) days prior to commencement of construction the following:

          a. The names and addresses of the general, mechanical and electrical contractors, subcontractors and sub-subcontractors (collectively, "Tenant's Contractors") Tenant intends to employ in the construction of Tenant's Work. Landlord shall have the right to reasonably approve or disapprove Tenant's Contractors (which approval or disapproval shall be given within three (3) business days after receipt of names and addresses hereunder), and Tenant shall employ, as Tenant's Contractors, only those persons or entities approved by Landlord which approval may not be unreasonably withheld. All contractors and subcontractors engaged by or on behalf of Tenant for the Premises shall be licensed contractors possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord's contractors and subcontractors on the job site. All work shall be reasonably coordinated with any general construction work in the Building. The Landlord shall be sole arbitrator of coordination of work under and access to the Building but shall be reasonable in the exercise of such authority.

          b. The scheduled commencement date of construction, the estimated date of completion of construction work, fixture work and date of occupancy by Tenant.

          c. Breakdown of construction cost by trades, including permits and fees, architectural engineering and contracting fees.

          d. Certified copies of insurance policies or certifications of insurance as hereinafter described. Tenant shall not authorize Tenant's Contractors to commence work until the required insurance has been obtained and certified copies of policies or certifications have been delivered and approved by Landlord.

          e. An indemnification agreement from Tenant's Contractors, pursuant to which Tenant's Contractor shall except to the extent proscribed by Ill. Rev. Statute, Chapter 80, Section 91, indemnify, defend and hold Landlord, Landlord's Management Agent, beneficiary, agents and employees harmless from and against any claims, liabilities, cost, expense and damages (including attorneys' fees) incurred in connection with Tenant's Work; and

          f. A true and correct copy of the building permit required for the construction of Tenant's Work.

     2. ACCESS TO PREMISES. Tenant, its employees, designers, contractors and workmen shall have access to and primary use of the Premises to perform Tenant's Work therein on and after the Delivery Date. Any remaining items of Landlord's Base Building Improvements shall be coordinated by Landlord's architect so as to not materially interfere with Tenant's Work prior to or after Tenant's access to the Premises. However, Tenant's Architect shall have access to the space as required to verify his work as long as he does not interfere with the Landlord's work in any way.

     3. LANDLORD'S RIGHT TO PERFORM. Landlord shall have the right, but not the obligation, upon prior written notice to Tenant to perform, on behalf of and for the account of Tenant, subject to reimbursement by Tenant, any of Tenant's Work, which (a) Landlord reasonably deems necessary to be done on an emergency basis, or (b) is an emergency pertaining to structural components or fire protection or the general Building systems. Landlord shall deduct such costs from the Tenant's Improvement Allowance.

     4. ASSIGNMENT OF WARRANTIES. On completion of Tenant's Work, Tenant shall provide Landlord with warranties of at least one (1) year duration on all Tenant's Work. At Landlord's request reasonably made in good faith, Tenant shall enforce, at Tenant's expense, all guarantees and warranties made and/or furnished to Tenant with respect to Tenant's Work.

     5. PROTECTION OF BUILDING. All work performed by Tenant shall be performed so as to minimize, to the extent reasonably possible, interference with other tenants and occupants of the Building. Tenant will take all reasonable precautionary steps to protect its facilities and the facilities of others affected by Tenant's work and to properly police same. Construction equipment and materials are to be located in confined areas and delivery and loading of equipment and materials shall be subject to the rules and requirements imposed by Landlord so as not to unduly burden the operation of the Building; provided however that Landlord shall not impose any charges on Tenant for use of the Building loading docks, elevators, construction hoists and electrical service during normal construction hours. Tenant shall at all times keep the Premises and adjacent areas free from accumulation of waste materials or rubbish caused by its suppliers, contractors or workmen and if Landlord shall so require, Tenant shall use only dumpsters provided by Landlord, at Tenant's cost. If necessary, Landlord may require continual clean-up for fire prevention and life safety reasons. If required under applicable laws, Landlord reserves the right to require Tenant to do clean-up. If upon written notice, Tenant fails to comply with Landlord's clean-up requirements, Landlord at Tenant's expense may clean up. Upon completion of Tenant's Work, Tenant's Contractors shall forthwith remove all rubbish and all tools, equipment and surplus materials from and about the Premises and Building Any damage caused by Tenant's Contractors to any portion of the Building, or to any property of Landlord or other tenants shall be repaired forthwith after written notice from Landlord to its condition prior to such damage by Tenant at Tenant's expense.

     6. COMPLIANCE BY ALL TENANT CONTRACTORS. Tenant shall impose and shall use good faith efforts to enforce all terms hereof on Tenant's Contractors and its designers, architects and engineers. Subject to prior written notice by Landlord, Landlord shall have the right to order Tenant or any of Tenant's Contractors, designers, architects or engineers who willfully violate the provisions of this Work Letter to cease work and remove himself or itself and his or its equipment and employees from the Building.

     7. ACCIDENTS, NOTICE TO LANDLORD, INDEMNIFICATION. Tenant's Contractors shall assume responsibility for the prevention of accidents to Tenant's agents and employees and shall take all reasonable safety precautions with respect to the Work to be performed and shall comply with all uniform non-discriminatory safety measures initiated by the Landlord and with all applicable laws, ordinances, rules, regulations and orders of any public authority for the safety of persons or property. Tenant's Contractors shall report to the Landlord any injury to any of its agents or employees and shall furnish Landlord a copy of the accident report filed with its insurance carrier within three (3) days of its occurrence. Except to the extent proscribed by Ill. Rev. Statute, Chapter 80, Section 91, Tenant hereby indemnifies, defends and holds Landlord, Landlord's Management Agent, their beneficiaries, agents and employees harmless from and against any claim, cause of action, liability, damage and expense (including attorneys' fees) incurred in connection with the construction of Tenant's Work, including but not limited to any claim for lien, unsatisfied contractual obligations, violations of applicable laws and ordinances and environmental liabilities incurred in connection with or arising out of Tenant's Work.

     8. REQUIRED INSURANCE. Tenant shall cause Tenant's Contractors to secure, pay for and maintain during the performance of Tenant's Work, insurance in the following minimum coverages and limits of liability:

          a. Workmen's Compensation and Employer's Liability Insurance with limits of not less than $500,000.00 and as required by any Employee Benefit Acts or other statues applicable where the work is to be performed as will protect Tenant's Contractors from liability under the aforementioned acts.

          b. Commercial General Liability Insurance (including Owner's and Contractor's Protective Liability) in an amount not less than $1,000,000.00 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of $2,000,000.00 and with umbrella coverage with limits not less than $5,000,000.00. Such insurance shall provide for explosion and collapse, completed operations and broad form blanket contractual liability coverage and shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant's Contractors, or by anyone directly or indirectly employed by any of them.

          c. Comprehensive Automobile Liability Insurance, including ownership, maintenance and operation of any automotive equipment, owned, hired or non-owned in an amount not less than $500,000.00 for each person in one accident and property damage liability in an amount no less than $1,000,000.00 for each accident. Such insurance shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant's Contractors, or by anyone directly or indirectly employed by any of them.

          d. "All-risk" Builder's Risk Insurance upon the entire Tenant's Work to the full insurable value thereof. Such insurance shall include the interest of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in Tenant's Work and shall insure against the perils of fire and extended coverage and shall include "all-risk" Builder's Risk Insurance for physical loss or damage including, without application of coverage, theft, vandalism and malicious mischief. If portions of Tenant's Work are stored off the site of the Building or require transit to such site and are not covered under such "all-risk" Builder's Risk Insurance, then Tenant shall effect and maintain similar property insurance on such portions of Tenant's Work. Any loss insured under such "all-risk" Builder's Risk Insurance is to be adjusted with Landlord and Tenant and made payable to Landlord as trustee for the insured, as their interest may appear, subject to the agreement reached by such parties in interest, or in the absence of any such agreement, then in accordance with a final, non-appealable order of a court of competent jurisdiction. If after such loss, no other special agreement is made, the decision to replace or not replace any such damaged Tenant's Work shall be made in accordance with the terms and provisions of the Lease including, without limitation, this Work Letter. The required consent to the waiver of subrogation pursuant to the Lease shall apply to the "all risk" Builder's Risk Insurance policy to be obtained by Tenant pursuant to this paragraph. Such insurance shall be placed with reputable insurance companies licensed and authorized to do business in the State of Illinois and have a minimum Best's rating of A-VIII.

          All policies (except the workmen's compensation and Builder's Risk policies) shall be endorsed to include as additional insured:
          Landlord, Landlord's Management Agent and their officers, employees, beneficiaries and agents. Such endorsements shall also provide that all additional insured parties shall be given thirty (30) days' prior written notice of any reduction, cancellation or non-renewal of coverage by certified mail, return receipt requested (excepted that ten (10) days' notice shall be sufficient in the case of cancellation for non-payment of premium) and shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by such additional insured parties. At Tenant's request, Landlord shall furnish a list of names and addresses of parties to be named as additional insured. The insurance policies required hereunder shall be considered as the primary insurance and shall not call into contribution any insurance then maintained by Landlord. Additionally, where applicable, such policies shall contain a cross-liability and severability of interest clause.

          To the fullest extent permitted by law and except to the extent proscribed by I11. Rev. Statute, Chapter 80, Section 91, Tenant (and Tenant's Contractors) shall indemnify and hold harmless Landlord, Landlord's Management Agent, their beneficiaries officers, agents and employees from and against all claims, damages liabilities, losses and expenses of whatever nature, including but not limited to reasonable attorney's fees, the cost of any repairs to the Premises or Building necessitated by activities of Tenant's contractors, bodily injury to persons or damage to property of Tenant, its employees, agents invitees, or others, arising out of or resulting from the performance of work by Tenant or its contractors. The foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be limited in any way by any limitations on the amount or type of damages, compensation or benefits payable by or for Tenant's Contractors under Worker's or Workmen's Compensation Acts, Disability Benefit Acts or other Employee Benefit Acts.

     9. UTILITIES. Landlord shall pay for all utility charges associated with the HVAC Systems servicing the Premises during the period prior to the Commencement Date.

     10. QUALITY OF WORK. Tenant's Work shall be performed in a good and workmanlike manner using only good grades of material and in compliance with the Final Plans, all insurance requirements, applicable laws and ordinances and rules and regulations of governmental departments or agencies and the rules and regulations adopted by Landlord for the Building under the Lease.

     11, "AS-BUILT" PLANS. Upon completion of Tenant's Work, Tenant shall furnish Landlord with "as built" plans for the Premises, final waivers of lien and contractors affidavits for Tenant's Work, a detailed breakdown of the costs of Tenant's Work and evidence of payments reasonably satisfactory to Landlord, and an occupancy permit for the Premises.

     12. LANDLORD'S ENTRY AFTER SUBSTANTIAL COMPLETION. Subject to the provisions of Section 12 of the Lease, at any time after the Commencement Date but subject to prior notice to Tenant, Landlord may enter the Premises to complete unfinished details of Landlord's Work and such entry by Landlord, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any obligation under this Lease, or impose any liability upon Landlord or its agents.


III. PAYMENT OF COSTS OF TENANT'S WORK

A. Subject to the provisions of Paragraph III (B) below, Tenant's Work shall be performed by Tenant at Tenant's sole cost and expense. The cost of Tenant's Work shall include the following costs: (1) the cost of all work performed on behalf of Tenant and for all materials and labor furnished on Tenant's behalf, but specifically excluding Base Building Improvements outlined in Section I, and (2) the cost of any additional or nonstandard services provided to Tenant or its contractors including but not limited to the cost for Landlord's nonstandard coordination, overtime hoisting, trash removal, and Landlord's materials and supplies (if any). Notwithstanding anything contained herein Tenant shall not be responsible for paying to Landlord any supervision fee. To the extent such charges are the responsibility of Tenant, Landlord shall first notify Tenant in writing and thereafter deduct the cost of Landlord's additional or nonstandard services and fees from each monthly disbursement to Tenant of Tenant's Improvement Allowance or Tenant's funds, whichever is applicable.

B. Landlord hereby agrees to provide Tenant with an allowance of an amount equal to the sum derived by multiplying Twenty-Five Dollars ($25.00) by the Area of the Premises ("Tenant Improvement Allowance") to be used toward payment of the costs incurred by Tenant in connection with Tenant's Work.

     Subject to the requirement for disbursement of Tenant's funds pursuant to the terms of subparagraph C below, Tenant may draw against the Tenant Improvement Allowance for the payment of Tenant's Work at any time after Lease signing and from time to time thereafter, subject to the following:

     1.   Tenant may not make more than one draw in any calendar month;

     2. Except for the final draw, the amount of any draw shall be commensurate with the work completed in place less a retainage of not less than 10%.

     3. With each draw request, Tenant shall submit to Landlord the following documents, in form and content reasonably acceptable to Landlord:

          a. A true and correct copy of the application for payment by Tenant's contractor's affidavits and sworn statements evidencing the cost of Tenant's Work performed to date (or in the case of subcontractors and materialmen; affidavits and sworn statements for last preceding draw request);

          b. To the extent permitted by law, partial or final lien waivers with respect to Tenant's Work performed to-date;

          c. Tenant's certification to Landlord that the amounts set forth in all contractor's sworn statements are owed to Tenant's Contractors for Tenant's Work performed to-date;

          d. A statement of the total cost of Tenant's Work based on the Final Plans, as such cost may change from time to time;

          e. Tenant shall submit to Landlord a certification from Tenant's Architect that the Final Plans have been prepared in accordance with applicable zoning, building, environmental and other laws, and that Tenant's Work has been completed in accordance with the design intent of the Final Plans. Tenant shall cause Tenant's contractor to issue a certificate to Landlord, stating that the Tenant's Work has been completed in accordance with the Final Plans and applicable zoning, building, environmental and other laws;

          f. A sworn affidavit of the Tenant's Contractor that the Tenant's Work is lien free, and a sworn affidavit of Tenant that, to Tenant's knowledge, Tenant's Work has been performed lien free.

     4. Upon satisfactory review of the lien waivers and sworn statements, Landlord will disburse the portion of the Tenant Improvement Allowance allocable to each draw request to Tenant or Tenant's contractors (at Landlord's option) within ten (10) days after Tenant has submitted the required information for such draw and has otherwise complied with the requirements thereof.

     5. Subject to prior written notice by Landlord to Tenant, Landlord shall thereafter deduct the costs for its services for the current month from each draw request as noted in Article IV above.

     6. Any portion of Tenant Improvement Allowance not disbursed to pay for the cost of Tenant's Work, as hereinabove provided, shall be released to Landlord and applied by Landlord against Monthly Base Rent until such funds have been exhausted.

     7. If the cost of performing Tenant's Work increases as a result of the imposition by the Landmarks Commission of design requirements not contemplated within the Rookery Historic Landmark Design Covenants set forth in Article V to this Work

          Letter, then Landlord shall be solely responsible for such increase in costs. Landlord shall pay the same on behalf of Tenant and no such costs shall be applied against or paid from the Tenant Improvement Allowance.

IV.  MISCELLANEOUS

     1. Tenant agrees that, in connection with Tenant's Work and its use of the Premises prior to the commencement of the Term of the Lease, Tenant shall have those duties and obligations with respect thereto that it has pursuant to the Lease during the Term, except the obligation for payment of Rent, and further agrees that excepting to the extent proscribed by Illinois Rev. Statute, Chapter 80, Section 91, Landlord shall not be liable in any way for injury, loss, or damage which is not directly attributable to the Landlord which may occur to any of Tenant's Work or installations made in the Premises, personal property placed therein, the same being at Tenant's sole or any risk.

     2. Except as otherwise provided for in the Lease, this Work Letter shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additional thereto in the event of a renewal or extension of the initial term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto.

     3. Whenever under this Work Letter Tenant becomes liable to Landlord for costs and expenses after written notice by Landlord to Tenant, then Landlord shall be entitled to deduct such costs and expenses from Tenant Improvement Allowance only after the expiration of the applicable notice and cure periods set forth in Sections 22 and 23 of the Lease. All such amounts shall be due and payable after notice from Landlord within the time periods specified in Section 28 (f) of the Lease. The failure by Tenant to pay any monies due Landlord pursuant to this Work Letter within the time period herein stated shall be deemed a Default under the terms of the Lease, for which Landlord shall be entitled to exercise all remedies available to Landlord for nonpayment of Rent. All late payments shall bear interest and be subject to late charges permitted pursuant to the Lease.

     4. Tenant shall be solely responsible to determine at the site all dimensions of the Premises and the Building which affect any work to be performed by Tenant hereunder.

V.   ROOKERY HISTORIC LANDMARK DESIGN COVENANTS

     1. DESIGN CONTROL AREA. Certain conditions exist at the Building which have been preserved and may not be modified of altered. It is the Tenant's responsibility to coordinate the design of Tenant spaces within these Control Areas with the Landlord and the Landmarks Commission.

          The Design Control Areas are defined as the fifteen foot wide area at the exterior perimeter of the Building and the ten foot wide area at the atrium perimeter.

     2. TENANT ELEVATOR LOBBIES. The colors and finishes of the Tenant elevator lobby will be as specified by Landlord with the exception of the flooring inset in the center of the lobby where a single tenant occupies an entire floor. A full floor tenant may install, in this area, flooring or floorings consistent with the colors, quality and character of the Building Standard Tenant Elevator Lobbies, with prior written approval of Landlord. Landlord shall credit Tenant an amount equal to the cost of the flooring insert in a building standard elevator lobby.

     3. ENTRY DOOR. The primary entry door at the elevator lobby shall be approved by Landlord's Management Agent in its personable discretion. The door is to be installed in conformance with the building standard placement and configuration. Such placement shall be in line with the face of the column line directly to the west of the elevator lobby.

     4. CEILING. The ceiling is to be drywall construction for the first 15'-0" from the perimeter walls or shorter if transition occurs at a natural breaking point such as a soffit, partition, etc. (atrium, and exterior). The ceiling shall be eight inches below the face of the structure above to the ceiling plane and in no case shall intrude into the area of exterior glazing or frames surrounding the glazing. The soffit at the transition between the perimeter ceiling and the interior ceiling shall be drywall. All other ceiling outside the 15'-0" perimeter may be selected at the Tenant's discretion.

     5. LIGHTING CRITERIA. Within the fifteen foot perimeter, no lights shall be placed closer than four feet from the inside face of the perimeter walls to the closest edge of the light fixture. The light fixture shall not be or appear to be directional in its configuration.

     6. SIGNAGE CRITERIA. Tenant identification signs shall be approved by the Landlord.

     7. LANDMARKS COMMISSION. The Tenant shall submit copies of the space plan to Landlord for review and approval prior to submittal to the Landmarks Commission. The space plan shall indicate in adequate detail the design intent for proposed work in the areas of the building governed by the Landmarks Design Criteria.

     8. LANDMARKS COMMISSION APPROVAL PROCESS. The Landmarks Commission approval process required by the City of Chicago. Landlord shall provide its best efforts to assist Tenant's contractor in obtaining approval of the construction drawings.

                                   EXHIBIT C

                   ADDITIONAL EXCLUSIONS TO OPERATING EXPENSES

     1. painting or decorating other than in common or public or service or mechanical areas of the Building;

     2. any tenant work performed or alteration of space leased to Tenant or other tenants or occupants of the Building, whether such work or alteration is performed for the initial occupancy by such tenant or occupancy or thereafter;

     3. any cash or other consideration paid by Landlord on account of, with respect to or in lieu of the tenant work or alterations described in clause 2 above;

     4. rent or other charges payable under any ground lease or other superior lease pertaining to the building or land;

     5. depreciation or amortization, except as provided in Section 1 (w)(8) of the Lease;

     6. repairs necessitated by the negligence of Landlord, its agent or contractors (but not including deferred maintenance attributable to period prior to the date of this Lease) or required to cure violations of laws, easements or covenants applicable to the building or land in effect on the lease execution date and any penalties or interest incurred or accumulated for any such violations;

     7.   costs of enforcement of leases;

     8. interest on indebtedness or any costs of financing or refinancing the Building, building equipment or building improvements, replacements, or repairs;

     9. compensation paid to (i) officers or executives of Landlord above the grade of general manager or (ii) employees below the grade of general manager to the extent their time or services are employed outside the Building;

     10. leasing or brokerage commissions of any kind and advertising and promotional expenses;

     11. legal fees (or other professional fees or consulting fees) except as provided in Section 1(w)(3);

     12. costs, losses or expenses (including the cost of repairs and replacements) incurred by reason of fire or other casualty or condemnation to the extent that either (a) Landlord is compensated therefor through proceeds of insurance or condemnation awards; or (b) Landlord failed to obtain insurance against such fire or casualty, if insurance was available at a commercially reasonable rate, against a risk of such nature at the time of same;

     13. any specific cost or expense incurred by Landlord for special items or services billed to specific tenants which Landlord is entitled to reimbursement from such tenant or any other third party;

     14.  overtime HVAC costs or electricity costs for other Building tenants;

     15. the cost of performing additional services or installation to or for tenants to the extent that such service exceeds that provided by Landlord or Tenant without specific charge hereunder, except if said additional services or installation is available to all or substantially all of the tenants;

     16. "takeover expenses" (i.e., expenses incurred by Landlord with respect to space located in another building of any kind or nature in connection with the leasing of space in the Building) moving expenses or any other payments or concessions made to procure tenants;

     17. any amounts payable by Landlord by way of indemnity or for damages or which constitute a fine, interest, or penalty, including interest or penalties for any late payments of operating costs;

     18. any improvement installed or work performed or any other cost or expense incurred by Landlord in order to comply with the requirements for the obtaining or renewal of a certificate of occupancy for the Building or any space therein (except to the extent such cost or expense is incurred to comply with such requirements enacted or adopted after the date of the Lease), or to comply with laws (excluding any changes in laws or their applicability to the Building after the date of the Lease);

     19.  [Intentionally Omitted];

     20. the operating costs incurred by Landlord relative to any specialty services (including a cafeteria, fitness center or day care center) in the Building which are not customary for similar buildings in downtown Chicago;

     21.  [Intentionally Omitted];

     22. the cost of curing Landlord's defaults, if any, beyond what would have been incurred if Landlord had timely performed its obligations;

     23. cost of any disputes between Landlord, any employee or agent of Landlord, and any mortgagees or ground lessors or Landlord;

     24. cost of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the land or the Building;


     25.  [Intentionally Omitted]; and

     26. expenses or costs incurred by Landlord for the abatement, removal, treatment, handling or disposal of any asbestos, asbestos-containing materials, pollutants or other Hazardous Substances on, beneath, in or from the Building or land, except to the extent caused by Tenant.

                                  EXHIBIT "D"

RIDER ATTACHED TO AND MADE A PART OF LEASE DATED SEPTEMBER, 1999

THIS LEASE is executed by LASALLE BANK NATIONAL ASSOCIATION, not personally but as trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated DECEMBER 12, 1988 and known as Trust No. 113979 at LaSalle Bank National Association to all provisions of which Trust Agreement this LEASE is expressly made subject. It is expressly understood and agreed that nothing herein or in said LEASE contained shall be construed as creating any liability whatsoever against said Trustee personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenants; either express or implied, herein contained, or to keep, preserve or sequester any property of said trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said Lessee, and that so far as said Trustee is concerned the owner of any indebtedness or liability accepting hereunder shall look solely to the premises hereby leased for payment thereof. It is expressly understood and agreed that said Trustee has no agents or employees and merely holds naked legal title to the property herein described; that said trustee has no control over, and under this Lease assumes no responsibility for (1) the management or control of such property
(2) the upkeep, inspection, maintenance or repair of such property (3) the collection of rents or rental of such property, or (4) the conduct of any business which is carried on upon premises. Trustee does not warrant, indemnify, defend title nor is it responsible for any environmental damage.

                            FIRST AMENDMENT TO LEASE




     THIS FIRST AMENDMENT TO LEASE (the "Amendment") is made and entered into as of this 21st day of April, 2000, by and between *LaSalle Bank National Association, formerly known as, LaSalle National Bank, not individually but as Trustee under Trust Agreement dated December 12, 1988, and known as Trust No. 113979 ("Landlord") and PEAK6 Capital Management, L.L.C., an Illinois limited liability company ("Tenant").

                                    RECITALS

     A. Landlord and Tenant are parties to that certain Office Lease Agreement dated as of September, 1999 (the "Lease"), pursuant to which Landlord leased to Tenant certain premises (the "Premises"), all as more fully described, and upon the terms and conditions set forth, in the Lease.

     B. There is available for occupancy on the second floor of the Building one contiguous area (the "Additional Area") consisting of approximately 2,091 rentable square feet, all as described on Exhibit A attached hereto and made a part hereof. The Additional Area is not contiguous to the Premises.

     C. Tenant desires to expand the Premises leased pursuant to the Lease, as amended hereby, to include the Additional Area upon the terms and conditions herein set forth.

                                   AGREEMENTS

     NOW THEREFORE, for and in consideration of the mutual undertakings herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.   RECITALS

     The forgoing recitals are all hereby incorporated in and made a part of this Amendment and the Lease to the same extent as if herein and therein set forth in full, and Landlord and Tenant acknowledge and agree that such recitals are accurate.

2.   DEFINITIONS

     All capitalized terms used but not defined herein and which are capitalized and defined in the Lease shall have the same respective meanings for purposes of this Amendment as they have in the Lease.

3.   EXPANSION OF PREMISES

     Effective on June 1, 2000 (the "Effective Date"), Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Additional Area. Tenant's lease of the Additional Area shall be on the same terms and conditions contained in the Lease with respect to the initial Premises, except that:

(a) From and after the Effective Date, Tenant shall pay the amounts set forth in paragraph 3(b) hereof for and as monthly base rent for the Additional Area and the definition of Monthly Base Rent as set forth in the Lease shall be amended to include such amounts together with the amounts due under Section 4 of the Lease. Tenant shall pay Additional Rent attributable to the Additional Area at the same time and manner as provided in, and on the same terms and conditions of, the Lease, as amended hereby.

(b) The Monthly Base Rent for the Additional Area shall be at a rate per rentable square foot equal to the following:


                             Period                                     Rental Rate
                             ------                                     -----------
     Lease Year 1  (June 1, 2000 - December 31, 2000)          $19.00 per rentable square ft
     Lease Year 2  (January 1, 2001 - December 31, 2001)       $19.50 per rentable square ft
     Lease Year 3  (January 1, 2002 - December 31, 2002)       $20.00 per rentable square ft
     Lease Year 4  (January 1, 2003 - December 31, 2003)       $20.50 per rentable square ft
     Lease Year 5  (January 1, 2004 - December 31, 2004)       $21.00 per rentable square ft

     The calculation for the rentable square feet attributable to the Additional Area shall be deemed to be 2,091 and shall not be subject to remeasurement. Landlord represents that the foregoing calculation is consistent with the method used for other tenants of the Building. Tenant shall lease the Additional Area pursuant to the terms hereof commencing on the Effective Date through December 31, 2004, except as earlier terminated or extended in accordance with the Lease. Tenant's Share shall be adjusted to reflect the addition of the Additional Area to the Premises.

(c) Tenant shall receive an allowance of $37,638 ("Allowance") which Tenant may apply, at its discretion to construction, furniture, fixtures and equipment, architectural and engineering fees, relocation and telecommunication related expenses. Landlord shall pay the Allowance to or for the benefit of the Tenant only upon completion of the Tenant's improvements to the Additional Area, and such obligation to disburse the Allowance shall be subject to the satisfaction of those conditions of
     Part III B of Exhibit B of the Lease which are applicable to a final draw thereunder. Any unused portion of the Allowance, if any, may be applied to rental as it first comes due.

(d) The allowance described above in clause (c) is in lieu of (and in full satisfaction of) any obligations of Landlord under the Lease to pay any allowance or to perform or pay for any work in the Additional Area, including without limitation Landlord's obligations, if any, under the Workletter, except that Landlord shall perform the Demolition Work (as defined below). Tenant shall accept the Additional Area in the condition set forth in clause (f) of this Paragraph 3, and acknowledges Landlord has no obligation to perform any improvements or any other work in the Additional Area except for the Demolition Work or provide any rent credit, improvement allowance or other contribution with respect to the Additional Area, except as provided above in clause (c) of this Paragraph 3.

(e) Tenant has the right to retain the contractor and such other consultants as may be required to design and engineer the improvements to the Additional Area; subject, however, to Landlord's prior approval, not to be unreasonably withheld or delayed. All improvements to and work in the Additional Area shall be performed in accordance with Section 11 of the Lease. Tenant and its architect and other contractors shall be given access to the Additional Area prior to the Effective Date to facilitate Tenant's planning, design and construction activities for its proposed improvements; provided, however, no such access or activities shall interfere with Landlord's completion of the Demolition Work. As a condition to such right of early entry, Tenant shall provide Landlord with evidence that the Additional Area is included as a covered location for purposes of the insurance required by Subsection 14(b) of the Lease.

(f) Prior to the Effective Date, Landlord shall complete the demolition of the washrooms and changing rooms in the Additional Area (the "Demolition Work"). Such work will be performed subject to the following limitations and exclusions: (i) plumbing conduit will be cut and capped at the slab and not at the source; (ii) no work will be done on the floor below; (iii) no ceiling work will be performed (including drywall/ceiling tile work); and (iv) there will be no patching of walls or millwork. Upon completion of the Demolition Work, Landlord and Tenant shall jointly inspect the Demolition Work and, subject to the limitations on the scope of work noted above, prepare a so-called "punchlist" of any minor items of work requiring repair or adjustment, which items shall be promptly repaired or adjusted by Landlord (provided, however, the need for such work shall not delay the Effective Date).

     Except for the Demolition Work, Tenant shall accept the Additional Area in its "as-is" condition. Except for the Demolition Work, no promise of the Landlord to construct, alter, remodel or improve the Additional Area or the Building and no representation by Landlord or its agents respecting the condition of the Building or the Additional Area have been made to Tenant or relied upon by Tenant in connection with the negotiation or execution of this Amendment.

(g) Landlord shall, at its sole cost, cause the electricity supplied to the Additional Area to be separately metered. Tenant shall be responsible for paying all charges for such electricity directly to the utility provider.

4.   OTHER MODIFICATIONS TO LEASE

     The parties hereto acknowledge and agree that from and after the Effective Date, (i) the defined term "Area of Premises" shall mean 7,960 rentable square feet and (ii) all references in the Lease to the "Premises" shall mean and refer to the original Premises as expanded by the Additional Area.

5.   LEASE IN FULL FORCE

     The terms and provision of this Amendment shall supersede and have priority over any provision contained in the Lease which conflicts with or contravenes any provision herein contained, and except as amended hereby the Lease is and remains in full force and effect. All references in the Lease to "the Lease" or "this Lease" (or words of similar effect) shall mean the Lease as amended hereby.

6.   EXCULPATORY PROVISIONS

     This Amendment is executed by LaSalle Bank National Association, formerly known as LaSalle National Bank, not personally but solely as Trustee, as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee. Notwithstanding anything to the contrary contained herein or otherwise, any liability or obligation of Landlord under this Amendment or the Lease will be limited to its assets held in LaSalle National Bank, Trust No. 113979 or any successor landlord, and neither LaSalle National Bank nor any owner of the beneficial interest in such Trust will be individually or personally liable for any claim arising out of this Amendment or the Lease. Tenant will look solely to such assets held in trust to enforce Landlord's obligations under this Amendment or the Lease and will not seek any damage against any other party.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first above written.

                              LASALLE BANK NATIONAL ASSOCIATION,
                              FORMERLY KNOWN AS
                              LASALLE NATIONAL BANK, UNDER
                              TRUST AGREEMENT, DATED DECEMBER
                              12, 1998, AND KNOWN AS TRUST NO. 113979 &
                              NOT PERSONALLY

                              By: /s/ Margaret O'Donnell
                                 ---------------------------------------
                              Its: TRUST OFFICER

                              PEAK 6 CAPITAL MANAGEMENT, LLC

                              By: /s/ Jennifer Makowie
                                  -------------------------------------
                              Its: Managing Member/Jennifer J. Makowie

                              By: /s/ Matthew N. Halsizer
                                  -------------------------------------
                              Its: Managing Member/Matthew N. Halsizer

                                        The Rookery
                                        209 South LaSalle Street
                                        Chicago, Illinois


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